UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-07925

WesMark Funds
(Exact name of registrant as specified in charter)

One Bank Plaza, 5th floor Wheeling, WV			26003
(Address of principal executive offices)			(Zip code)

JoEllen L. Legg, Esq. ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(304) 234-9000

Date of fiscal year end:	December 31

Date of reporting period:	February 1 – December 31, 2009

Item 1.  Reports to Stockholders.

WesMark Funds℠

12.31.09 » Annual Report

PRESIDENT'S MESSAGE &
COMBINED ANNUAL REPORT

Small Company Growth Fund

Growth Fund

Balanced Fund

Government Bond Fund

West Virginia Municipal Bond

President’s Message

December 31, 2009

Dear Fellow Shareholders:

Enclosed is your Annual Shareholder Report for the WesMark Funds. The financial statements in the report cover the eleven months ended December 31, 2009^. The year 2009 will long be remembered for the dramatic turnaround in the financial markets. We hope that investors were reminded that investment decisions should be based on fundamental, long-term factors and not upon daily reactions to news events. It seems that for many the definition of the word “investment” has been redefined as electronic gamesmanship.

THE WESMARK FUNDS PERFORMANCE

While 2009 was a turbulent year for the markets we are pleased with the overall performance of the WesMark Funds in 2009†. The Small Company Growth Fund returned 34.56% in 2009 as compared to the Russell 2000 Index which returned 27.16%. The Growth Fund returned 27.05% in 2009 compared to the S&P 500 which returned 26.47% while the Balanced Fund returned 19.65% for the year. The West Virginia Municipal Bond Fund had a strong absolute return in 2009 returning 10.54%. Lastly, the Government Bond Fund returned 4.40% and was rated in the 21st percentile out of 149 funds included in Lipper’s General U.S. Government funds category for the 1 year period ended December 31, 2009, based on total return.

Overall the WesMark Funds had net inflows of $36.7 million for the year. Reflecting the environment, the majority of net inflows occurred in the Government Bond Fund and the West Virginia Municipal Bond Fund. Our equity funds did experience a small net inflow for the year.

MANAGER’S OUTLOOK

We have not lost faith in the strength of the U. S. economy. Our biggest challenge is restoring confidence in the future. It is remarkable to observe massive inflows into bond funds, combined with major net outflows of domestic equities in a year when the S&P 500 Index provided a return of 26.47%. The political landscape is changing rapidly. We expect 2010 to bring a more investor-friendly environment. It is encouraging to see the renewed focus on the federal budget deficit and job creation. As this is written the U.S. dollar is experiencing a strong rally, which we view as an indication of a renewed sense of strength in our economy. We think the Federal Reserve will continue to implement its exit strategy very gradually, so that long-term interest rates may rise slowly.

Thank you for investing in the WesMark Funds. We hope that you find the information in the enclosed report useful. We also encourage you to visit our website, wesmarkfunds.com, for more information on the WesMark Funds.

Sincerely,

Jerome B. Schmitt

President

WesMark Funds

February 16, 2010

^                   Effective March 17, 2009, the Funds’ Board of Trustees approved changing the fiscal year-end of the Trust from January 31 to December 31.

†                 Represents calendar year 2009 (January 1, 2009 through December 31, 2009).

Past performance is no guarantee of future results. Lipper, Inc., a Reuters company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. For the 10-, 5-, 3-, and 1-year periods, the Government Bond Fund was ranked 43 of 81, 39 of 118, 52 of 139, and 31 of 149 as of 12/31/09 in the General U.S. Government Funds category. Lipper does not guarantee the accuracy of this information. Lipper rankings are not intended to predict future results.

www.wesmarkfunds.com	WesMark Funds

Table of Contents

December 31, 2009

Management’s Discussion of Fund Performance
Small Company Growth Fund	2
Growth Fund	4
Balanced Fund	6
Government Bond Fund	8
West Virginia Municipal Bond Fund	10

Small Company Growth Fund
Portfolio of Investments Summary Table	12
Portfolio of Investments	13

Growth Fund
Portfolio of Investments Summary Table	16
Portfolio of Investments	17

Balanced Fund
Portfolio of Investments Summary Table	20
Portfolio of Investments	21

Government Bond Fund
Portfolio of Investments Summary Table	25
Portfolio of Investments	26

West Virginia Municipal Bond Fund
Portfolio of Investments Summary Table	28
Portfolio of Investments	29

Statements of Assets and Liabilities	33

Statements of Operations	34

Statements of Changes in Net Assets	36

Financial Highlights	40

Notes to Financial Statements	42

Report of Independent Registered Public Accounting Firm	51

Shareholder Expense Example	52

Board of Trustees and Trust Officers	53

Board Review of Advisory Contract	55

Glossary of Terms	57

Additional Information	58

Management’s Discussion of Fund Performance

WesMark Small Company Growth Fund	December 31, 2009

The WesMark Small Company Growth Fund’s total return for 2009 was 34.56%. This compared favorably with a return of 27.16% for the Russell 2000 Index. The Fund return ranked in the 34th percentile out of 756 funds included in Lipper’s Small Cap Core category for the 1 year period ended December 31, 2009, based on total return.

The equity markets recovered strongly after reaching a 12 year low in March. For the year, the Standard & Poor’s 500 Index returned 26.47%. The Russell Midcap Index was much stronger with a return of 40.48% followed by the MSCI EAFE Index of foreign stocks with a return of 32.36%. Surprisingly, the Russell 2000 Index of small cap stocks returned 27.16% which is comparable to the S&P 500 Index of large cap stocks. The stronger returns for midcap and foreign stocks partly represent a recovery from larger declines in 2008.

The strongest performing sectors were Consumer Discretionary, Technology, Energy, Healthcare, and Consumer Staples. Consumer Discretionary stocks held by the Fund collectively returned 148.0% for the year. Ford Motor made the largest contribution with a return of 425.0%. This sector of the portfolio represented 7.4% of the portfolio at year end compared to 4.0% at the beginning of the year. Technology stocks held by the Fund collectively returned 68.0% for the year. NVIDIA was the largest holding in the Fund at year end and returned 118.7% in 2009. Other stocks that contributed positively to the Fund’s performance include PMC Sierra (up 78.2%), Littelfuse (up 78.4%), Global Payments (up 64.4%), Cypress Semiconductor (up 9.6%), and NVE Corp. (up 54.1%). The technology sector represented 13.2% of the Fund’s portfolio at year end compared to 15.5% at the beginning of the year.

Energy stocks held by the Fund returned 56.1% for the year. Quicksilver Resources returned 99.5%, Dresser Rand Corp. returned 82.3%, Parker Drilling returned 63.1%, and Cimarex Energy returned 40.3%. Energy stocks represented 4.2% of the portfolio at year end. This sector represented 9.4% of the portfolio at the beginning of the year.

Healthcare stocks increased significantly during the year from 6.7% to 20.1% of the Fund’s portfolio. The Fund’s holdings in this sector returned 52.6% for the year. The strongest stocks in this sector were Alphatec Holdings which returned 140.2%, Mindray Medical returned 88.2%, Life Technologies returned 80.9%, and Cerner returned 43.0%.

Consumer Staples stocks held by the Fund returned 45.6% for the year. Two stocks accounted for the majority of this return - Casey’s General Store, which was the 4th largest holding and returned 40.9%, and United Natural Foods which returned 42.9% for the year. The Fund’s allocation to this sector remained unchanged at 3.9%.

The weakest sectors were Financials and Industrials. Financial stocks were increased from 10.0% of the portfolio at the beginning of the year to 12.8% at the end of the year. This sector returned only 3.1% for the year. Fifth Third Bancorp returned 289.8% and accounted for all of the postive return in the Fund’s financial sector holdings. Declines were experienced in Heartland Payment Systems, Duke Realty, NASDAQ OMX Group, and Pinnacle Financial Partners.

Industrial stocks were reduced from 36.9% of the portfolio at the start of the year to 24.8% at year end. The Fund’s holdings in this sector provided a return of 19.8% for the year. The stocks that had a positive contribution were Chicago Bridge & Iron with a return of 96.7%, BE Aerospace with a return of 119.5%, American Superconductor with a return of 80.6%, and Sun Hydraulics with a return of 43.0% . The stocks in this sector that declined were Moog CI. A., Clean Harbors, Jacobs Engineering, and SunPower CI. A. Both Chicago Bridge & Iron and Moog are among the largest holdings in the portfolio.

Also see Glossary of Terms on page 57.

Performance data quoted represents past performance which is no guarantee of future results. Lipper, Inc., a Reuters company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. For the 5-, 3-, and 1-year periods, the Small Company Growth Fund was ranked 76 of 522, 61 of 631, and 251 of 756 as of 12/31/09 in the Small Cap Core category. Lipper does not guarantee the accuracy of this information. Lipper rankings are not intended to predict future results.

Management’s Discussion of Fund Performance

WesMark Small Company Growth Fund	December 31, 2009

GROWTH OF $10,000 invested in WesMark small Company growth Fund

The graph below illustrates the hypothetical investment of $10,000* in the WesMark Small Company Growth Fund** (the “Fund”) from December 31, 1999 to December 31, 2009, compared to the Russell 2000 Index (“Russell 2000”),*** the Lipper Small Cap Growth Funds Average (“LSCGFA”) and the Lipper Small Cap Core Funds Average (“LSCCFA”).†

AVERAGE ANNUAL TOTAL RETURN for the periods ended December 31, 2009

1 Year	5 Years	10 Years
34.56%	4.05%	0.90%

Total Annual Fund Operating Expense (as of most current Prospectus): 1.50%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns call 1-800-864-1013. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Recent growth rate in the financial market has helped to produce short-term returns for some asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

Small-company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

*                 Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell 2000, LSCGFA and the LSCCFA have been adjusted to reflect reinvestment of dividends on securities in the index and averages.

**          The Fund is the successor to a common trust fund. The quoted performance data includes performance of the common trust fund for the period from 12/31/1999 to 8/8/2000, when the Fund first commenced operation, as adjusted to reflect the Fund’s expenses. The common trust fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, the performance may have been adversely affected.

***   The Russell 2000 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

†               Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges. It is not possible to invest directly in an average.

Management’s Discussion of Fund Performance

WesMark Growth Fund	December 31, 2009

The WesMark Growth Fund return for 2009 was 27.05%. This return compares positively with the return for the S&P 500 Index of 26.47%. The Fund ranked in the 48th percentile out of 906 funds in Lipper’s Large Cap Core category for the 1 year period ended December 31, 2009, based on total return.

The equity markets recovered strongly after reaching a 12 year low in March. For the year, the Standard & Poor’s 500 Index returned 26.47%. The Russell Midcap Index was much stronger with a return of 40.48% followed by the MSCI EAFE Index of foreign stocks with a return of 32.36%. Surprisingly, the Russell 2000 Index of small cap stocks returned 27.16% which is comparable to the S & P 500 Index of large cap stocks. The stronger returns for midcap and foreign stocks partly represent a recovery from larger declines in 2008.

The composition of the Fund changed this year to include increased exposure to foreign stocks. This exposure was primarily achieved through investment in exchange-traded funds (ETFs) and other investment companies. As a result of the increase in foreign stock exposure, the percentage of assets allocated to all domestic equity sectors declined. This change in asset allocation began in the June quarter and had a positive impact on the Fund’s return. Specifically, the Fund’s performance benefited from investment in the following: iShares MSCI Australia Index Fund, iShares MSCI South Korea Index Fund, iShares MSCI Switzerland Index Fund, and the Morgan Stanley Emerging Markets Fund, Inc. At year end, the Fund’s foreign exposure through investment in ETFs and global mutual funds represented 6.3% of the portfolio. The Fund held additional common stocks, that are traded in the United States, of companies which are not domiciled in the U. S. but are included in the various domestic equity market sectors because their businesses are predominantly in the United States.

Turning to the Fund’s domestic equity holdings, the best performing sectors were Technology, Energy, Financials, and Materials. Technology stocks held by the Fund returned 62.6% for the year compared to 68% for technology stocks in the S&P 500 Index. This sector represented 16.3% of the portfolio at year end compared to 20.6% at the beginning of the year. Specific companies in the Technology sector that benefited the Fund’s performance included: Apple Computer (returned 147%), IBM (returned 58.6%), EMC (returned 68.2%), Waters Corp. (returned 71.0%), Littelfuse (returned 62.7%), and Cisco Systems (returned 46.5%).

Energy stocks held by the Fund returned 39.0% for the year compared to a return of 13.9% for energy stocks in the S&P 500. This sector of the portfolio was reduced from 12.0% of the portfolio at the start of 2009 to 5.0% at year end. Specific companies in the Energy sector that benefited the Fund’s performance included: Quicksilver Resources (returned 118.8%), Halliburton (returned 52.0%), Apache (returned 37.0%), and Occidental Petroleum (returned 36.1%).

Financial stocks were increased from 9.1% of the portfolio at the beginning of 2009 to 11.9% at year end. The Fund’s holdings in this sector returned 26.7% for the year compared to a return for the financial stocks in the S&P 500 Index of 17.2% in 2009. Specific companies in the Financial sector that benefited the Fund’s performance included: Blackrock (returned 80.8%), Toronto Dominion (returned 80.5%), J.P. Morgan Chase (returned 69.3%), Franklin Resources returned 46.5%, and CME Group (returned 29.9%). The weakest stocks held by the Fund in the Financial sector were Heartland Payment Systems, Citigroup, NASDAQ OMX Group, and Duke Realty.

The Healthcare sector was increased from 8.4% of the portfolio at the beginning of the year to 13.4% at year end. The Fund’s holdings in this sector returned 23.1% for the year compared to a return of 19.7% for the Healthcare stocks in the S&P 500 Index. The stocks held by the Fund with the highest return in the sector were Cerner (with a return of 42.4%,) Covidien (with a return of 29.0%), Mindray Medical (with a return of 84.3%), Qiagen (with a return of 25.1%), Medco Health Solutions (with a return of 24.1%), and Teva Pharmaceuticals (with a return of 23.6%).

Materials stocks held by the Fund returned 36.8% in 2009. This return was primarily attributable to the Fund’s holdings in Air Products, U.S. Steel, and Nucor; however, this sector represented only 2.3% of the portfolio at year end compared to 5.7% at the beginning of the year.

Consumer Discretionary and Consumer Staples had the lowest rates of return. The Consumer Discretionary sector returned 10.6%, while Consumer Staples returned 12.9%. Wal-Mart was the Fund’s largest holding in Consumer Staples and returned only 1.9%. Other stocks held by the Fund in the Consumer Discretionary included: Ford Motor, (returned 64.4%), and Starwood Hotels & Resorts Worldwide (returned 91.0%). The Fund’s holdings in Consumer Staples sector included: Coca Cola (returned 30.8%), Avon Products (returned 35.4%), and Heinz (returned 20.5%). The weakest stocks held by the Fund in this sector were CVS Caremark, Molson Coors Brewing, Corn Products, and Archer Daniels Midland.

Industrial stocks held by the Fund returned 17.6% compared to 20.9% for Industrial stocks in the S&P 500 index. This sector represented 14.7% of the portfolio at year end compared to 18.3% at the beginning of the year. The strongest stocks held by the Fund in this sector were Chicago Bridge & Iron with a return of 104.3%, Deere with a return of 44.8%, and Textron with a return of 315.3%. The weakest stocks held by the Fund in this sector included: SunPower (declined 40.8%), Moog (declined 21.0%), Jacobs Engineering (declined 17.5%), and General Electric (declined 10.4%).

Also see Glossary of Terms on page 57.

Performance data quoted represents past performance which is no guarantee of future results. Lipper, Inc., a Reuters company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. For the 10-, 5-, 3-, and 1-year periods, the Growth Fund was ranked 81 of 374, 271 of 653, 134 of 773, and 430 of 906 as of 12/31/09 in the Large Cap Core category. Lipper does not guarantee the accuracy of this information. Lipper rankings are not intended to predict future results.

GROWTH OF $10,000 invested in WesMark Growth Fund

The graph below illustrates the hypothetical investment of $10,000* in the WesMark Growth Fund (the “Fund”) from December 31, 1999 to December 31, 2009, compared to the Standard and Poor’s 500 Index (“S&P 500”)** and Lipper Large Cap Core Index (“LLCC”).†

AVERAGE ANNUAL TOTAL RETURN for the periods ended December 31, 2009

1 Year	5 Years	10 Years
27.05%	0.85%	1.41%

Total Annual Fund Operating Expense (as of most current Prospectus): 1.29%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns call 1-800-864-1013. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Recent growth rate in the financial market has helped to produce short-term returns for some asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

*                 Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 and LLCC have been adjusted to reflect reinvestment of dividends on securities in the indexes.

**          The S&P 500 is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, it is not affected by cash flows. It is not possible to invest directly in an index.

†                 Lipper figures do not reflect sales charges. It is not possible to invest directly in an index.

Management’s Discussion of Fund Performance

WesMark Balanced Fund	December 31, 2009

The WesMark Balanced Fund provided a total return of 19.65% for the year ended December 31, 2009. The Fund’s asset allocation at year-end was 33.6% fixed income, 1.4% preferred equity, 61.6% common equity, and 2.9% cash equivalents. The common equity allocation was increased as the year progressed in response to an improving outlook for corporate profitability as the economic recovery began to gain traction.

The year 2009 will certainly be remembered for its difficult, and uncertain, financial and economic environment. Despite an onerous beginning to the year, efforts by governments around the world to short-circuit the recession and to spur economic recovery were successful enough to result in significant advances in equity markets around the world. The Standard & Poor 500 posted a total return of 26.47% for 2009, easing some of the pain that equity investors experienced in 2008. The Russell Midcap Index was much stronger with a return of 40.48% followed by the MSCI EAFE Index of foreign stocks with a return of 32.36%. Surprisingly, the Russell 2000 Index of small cap stocks returned 27.16% which was comparable to the S&P 500 Index of large cap stocks. The stronger returns for midcap and foreign stocks partly represent a recovery from larger declines in 2008.

The Fund’s fixed income sector provided a positive return for the year despite higher U.S. Treasury interest rates. Federal Agency, mortgage, and corporate credits all experienced declining interest rates, therefore causing their prices to increase, as investors accepted increased credit risk as economic conditions improved. U.S. Treasury securities with maturities of greater than one year increased in yield which resulted in lower prices. The slope of the Treasury yield curve began to indicate during the year that fiscal and monetary policy was accomplishing the desired objective of restoring economic growth but with concern that the unintended consequence of higher inflation would erode the value of fixed income securities. The Fund’s fixed income sector consisted of investment grade bonds having an average Standard & Poor’s quality rating of A. The duration of the fixed income sector at year-end was 3.02 years.

Within the Fund’s U.S. equity allocation, all Standard & Poor 500 industry groups provided positive returns, although there was significant dispersion among industry group returns. Information Technology led the advance and the inclusion in the portfolio of Apple Computer, Google Inc., and Hewlett Packard provided a positive contribution to the Fund’s return. Strength was also seen in Materials with Air Products & Chemicals and United States Steel Corp., both contained in the portfolio, participating in the group’s advance. The Fund’s investment in AT&T Inc., Procter & Gamble Company, and Wal-Mart Inc., which we believe to be defensive investments in uncertain times, had a negative impact on the Fund’s relative performance.

The Balanced Fund maintained its’ primary equity exposure in large capitalization domestic stocks; however, exposure to small capitalization domestic stocks, those with a market capitalization of less than $5 billion, was increased in the second half of the year. In addition, the Fund’s international exposure was increased through the purchase of geographic focused international Exchange Traded Funds.

Also see Glossary of Terms on page 57.

Performance data quoted represents past performance which is no guarantee of future results.

GROWTH OF $10,000 invested in WesMark Balanced Fund

The graph below illustrates the hypothetical investment of $10,000* in the WesMark Balanced Fund (the “Fund”) from December 31, 1999 to December 31, 2009, compared to the Standard and Poor’s 500 Index (“S&P 500”)**, the Barclays Capital Intermediate U.S. Government/Credit Index (“BCIGCI”)^, and a combined index consisting of 60% S&P 500 and 40% BCIGCI (“Balanced Composite Index”).†

AVERAGE ANNUAL TOTAL RETURN for the periods ended December 31, 2009

1 Year	5 Years	10 Years
19.65%	3.05%	1.73%

Total Annual Fund Operating Expense (as of most current Prospectus): 1.47%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns call 1-800-864-1013. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Recent growth rate in the financial market has helped to produce short-term returns for some asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

*                 Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500, BCIGCI and the Balanced Composite Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

**          The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

^                   The BCIGCI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The BCIGCI is an unmanaged market value weighted performance index for government and corporate fixed rate debt issues with maturities between one and ten years. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

†                 The Balanced Composite Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The Balanced Composite Index is an unmanaged index, comprised 60% S&P 500 and 40% BCIGCI, and unlike the Fund, is not affected by cash flows. The Advisor of the Fund has elected to replace the Lipper Balanced FundsAverage (“LBFA”)†† with the Balanced Composite Index as it is more reflective of the Fund’s investment mix. It is not possible to invest directly in an index or average.

††          Lipper averages represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. It is not possible to invest directing in an average.

Management’s Discussion of Fund Performance

WesMark Government Bond Fund	December 31, 2009

The WesMark Government Bond Fund had a total return of 4.37% for 2009. The Lipper category of General U.S. Government Bond Funds returned 1.25% last year. The WesMark Government Bond Fund return ranked in the 21st percentile out of 149 funds in Lipper’s General U.S. Government funds category for the 1 year period ended December 31, 2009, based on total return.

The Federal Reserve kept the target rate on federal funds in a range of 0 to 25 basis points for most of the year. However, longer term yields rose during the year. For example, 5-year Treasury yields rose from 1.54% to 2.68%, and 10-year Treasury yields rose from 2.21% to 3.84%. While yields for Treasury securities rose during the year, yields for FNMA (Federal National Mortgage Association) and FHLMC (Federal Home Loan Mortgage Corporation) mortgage securities declined. The yield spread for Federal Agency guaranteed mortgage pools declined, compared to comparable duration Treasury securities, as the Federal Reserve continued to purchase mortgage securities. For example, the spread between a 15-year 4.5% pool and 5-year Treasury notes declined from 231 basis points to only 93 basis points at year end.

The WesMark Government Bond Fund benefited from this decline in mortgage yield spread since mortgage securities represented 96% of the portfolio at the beginning of the year. The net asset value of the Fund rose from $10.02 to $10.09 while prices of Treasury securities fell. Mortgage securities experienced a substantial increase in principal payments as refinance activity rose in response to declining mortgage interest rates. A large part of the principal payments from mortgage securities was reinvested into short term callable Federal Agency notes. Callable securities provide a yield advantage over non-callable securities. We believe that the risk associated with the call feature is minimal since these securities have very high coupon interest rates and have only one time call options.

At the end of the year, the duration of the portfolio had declined to 2.0 years compared to 2.5 years at the beginning of the year. Mortgage securities represented 64.8% at year end compared to 96% at the beginning of the year. U.S. Treasury and Federal Agency notes represented 31.1% of the portfolio at year end. We have included Build America Bonds in the portfolio because the yield spread is very attractive when compared to U.S. Treasury or Federal Agency securities. These bonds are issued by state and local municipalities to finance infrastructure, educational, or other qualifying projects. Unlike traditional municipal bonds, the interest income is taxable to the holder and is subsidized by the U.S. Treasury. Taxable state and municipal obligations represented 3.4% of the portfolio.

The dividend for 2009 was $0.35859 per share, which compared to the prior year dividend of $0.41915 per share. The decline in the dividend was attributable to the principal payment from mortgage securities being reinvested into short-term Federal Agency callable notes with lower yields. This shift in asset allocation of the Fund has reduced the duration of the portfolio and, therefore, is expected to cushion the impact on the fund when interest rates rise. However, the consequence of this shorter duration was a decline in the amount of the dividend for the year.

Also see Glossary of Terms on page 57.

Performance data quoted represents past performance which is no guarantee of future results. Lipper, Inc., a Reuters company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. For the 10-, 5-, 3-, and 1-year periods, the Government Bond Fund was ranked 43 of 81, 39 of 118, 52 of 139, and 31 of 149 as of 12/31/09 in the General U.S. Government Bond category. Lipper does not guarantee the accuracy of this information. Lipper rankings are not intended to predict future results.

GROWTH OF $10,000 invested in Government Bond Fund

The graph below illustrates the hypothetical investment of $10,000* in the WesMark Government Bond Fund (the “Fund”) from December 31, 1999 to December 31, 2009, compared to the Barclays Capital Intermediate U.S. Government/Credit Index (“BCIGCI”)**,the Lipper Intermediate U.S. Government Funds Average (“LIGFA”)***, and the Lipper Intermediate Investment Grade Debt Funds Average (“LIIGDFA”).***

AVERAGE ANNUAL TOTAL RETURN for the periods ended December 31, 2009

1 Year	5 Years	10 Years
4.37%	4.31%	5.10%

Total Annual Fund Operating Expense (as of most current Prospectus): 1.07%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns call 1-800-864-1013. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Recent growth rate in the financial market has helped to produce short-term returns for some asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices. The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates, and although the securities are generally supported by some form of government or private insurance, there is no assurance that private guarantors or insurers will meet their obligations.

*                 Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The BCIGCI, LIGFA, and the LIIGDFA have been adjusted to reflect reinvestment of dividends on securities in the index and averages.

**          The BCIGCI is an unmanaged market value weighted performance index for government and corporate fixed rate debt issues with maturities between one and ten years. BCIGCI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

***   Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges. It is not possible to invest directly in an average.

Management’s Discussion of Fund Performance

WesMark West Virginia Municipal Bond Fund	December 31, 2009

The WesMark West Virginia Municipal Bond Fund had a total return of 10.53% for the calendar year ended December 31, 2009. The Fund’s peer benchmark, the Lipper Intermediate Municipal Debt Funds Average and the Barclays Capital Municipal Bond 5 Year Total Return Index (BCM5I) returned 11.36% and 7.40% respectively. The duration of the Fund was reduced from 6.63 years at the beginning of 2009 to 4.58 years at year end. The dividend for the year remained essentially unchanged at $0.35 per share compared to the prior year reporting period. Approximately 98.15% of the dividend was derived from West Virginia municipal securities and was exempt from federal and state income tax for West Virginia residents. The portfolio did not contain any securities subject to the alternative minimum tax. The weighted average credit quality of the securities within the Fund remained AA, according to Standard & Poor’s ratings. At the end of the reporting period, 64.2% of the portfolio was rated BBB or higher with 19.6% rated AAA, down from 24.0% in the prior reporting period as a result of the downgrade of certain municipal bond insurers.

The Federal Open Market Committee maintained the target range for the federal funds rate at 0 to 0.25%. The spread between the 2-year U.S. Treasury and the 30-year widened during the period from 189 basis points (bp) to 348 bp. The corresponding municipal yield curve spread went from 347 bp to 385 bp. Municipal securities outperformed comparable U.S. Treasury Securities as the spread relationship between U.S. Treasury Securities and comparable municipal securities returned to more normal levels which contributed to the 10.53% performance of the Fund during the report period.

During the report period, Standard & Poor’s Ratings Service raised its rating on West Virginia’s outstanding general obligation (GO) debt to “AA” from “AA-”. The outlook is stable. At the sametime, Standard & Poor’s raised its ratings to “AA-”, from “A+” on West Virginia’s appropriation debt.

2009 proved to be a tumultuous year in the fixed income world. Municipal issuers that were over leveraged were punished and their bonds suffered from eroding values and poor liquidity. Because of the almost universal failure of the large mono-line bond insurers, securities that were priced as Aaa/AAA, according to Moody’s and Standard & Poor’s respectively, rated bonds suddenly saw their values marked down to reflect non-rated securities.

West Virginia, which has shunned much of the leverage undertaken by other states, actually had their bonds upgraded in 2009 amidst this turmoil. Because few West Virginia bonds have been issued in recent years, and given West Virginia’s fiscal conservatism, the insured bonds in West Virginia that lost their ratings generally held their value based upon strong underlying fundamentals. This helped to support the Fund’s net asset value in 2009.

Also see Glossary of Terms on page 57.

Performance data quoted represents past performance which is no guarantee of future results.

GROWTH OF $10,000 invested in WesMark West Virginia Municipal bond Fund

The graph below illustrates the hypothetical investment of $10,000* in the WesMark West Virginia Municipal Bond Fund (the “Fund”) from December 31, 1999 to December 31, 2009, compared to the Barclays Capital Municipal Bond 5 Year Total Return Index (“BCM5I”)** and the Lipper Intermediate Municipal Debt Funds Average (“LIMDFA”).***

AVERAGE ANNUAL TOTAL RETURN for the periods ended December 31, 2009

1 Year	5 Years	10 Years
10.53%	2.90%	4.29%

Total Annual Fund Operating Expense (as of most current Prospectus): 1.18%

Total Annual Fund Operating Expense After Fee Waiver (as of most current Prospectus): 1.08%

The Adviser has agreed to keep this waiver in place through the later of (the “Termination Date”): (a) February 28, 2011; or (b) the date of the Fund’s next effective Prospectus. This arrangement may only be terminated prior to the Termination Date with the agreement of the Fund’s Board of Trustees.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns call 1-800-864-1013. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Recent growth rate in the financial market has helped to produce short-term returns for some asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

*                 Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The BCM5I and the LIMDFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

**          The BCM5I is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The BCM5I is an unmanaged market index which measures total return performance for the municipal bond market on municipal bonds with maturities of five years. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

***   Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges. It is not possible to invest directly in an average.

Portfolio of Investments Summary Table

WesMark Small Company Growth Fund	December 31, 2009 (Unaudited)

At December 31, 2009, the Fund’s Portfolio composition(1) was as follows:

Percentage of
Portfolio Composition	Total Net Assets
COMMON STOCKS	90.6%

EXCHANGE-TRADED FUNDS	4.6%

CASH EQUIVALENTS(2)	2.9%

OTHER ASSETS AND LIABILITIES - NET(3)	1.9%

TOTAL PORTFOLIO	100.0%

At December 31, 2009, the Fund’s Sector composition(4) was as follows:

Sector Composition	Percentage of
of Common Stocks	Common Stocks
Industrials	27.3%
Health Care	22.1%
Information Technology	14.6%
Financials	14.2%
Consumer Discretionary	8.2%
Energy	4.7%
Consumer Staples	4.3%
Materials	3.5%
Utilities	1.1%
Total	100.0%

(1)       See the Fund’s Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.

(2)       Cash Equivalents include investment in a money market mutual fund.

(3)       Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(4)       Securities are assigned to a sector classification by the Fund’s adviser.

Portfolio of Investments

WesMark Small Company Growth Fund	December 31, 2009

Shares		Value
COMMON STOCKS-90.6%
CONSUMER DISCRETIONARY-7.4%
	Apparel Retail-0.8%
10,000	Gymboree Corp.(1)	$434,900

	Auto Parts & Equipment-2.5%
30,000	BorgWarner, Inc.	996,600
20,000	Gentex Corp.	357,000
		1,353,600
	Automobile Manufacturers-1.8%
100,000	Ford Motor Co.(1)	1,000,000

	Automotive Retail-1.5%
20,000	Advance Auto Parts, Inc.	809,600

	Movies & Entertainment-0.4%
15,000	Cinemark Holdings, Inc.	215,550

	Textiles-0.4%
50,000	Unifi, Inc.(1)	194,000

TOTAL CONSUMER DISCRETIONARY		4,007,650

CONSUMER STAPLES-3.9%
	Agricultural Products-0.9%
17,000	Corn Products International, Inc.	496,910

	Food Retail-3.0%
50,000	Casey’s General Stores, Inc.	1,596,000

TOTAL CONSUMER STAPLES		2,092,910

ENERGY-4.2%
	Oil & Gas Drilling-0.6%
60,000	Parker Drilling Co.(1)	297,000

	Oil & Gas Equipment & Services-2.6%
45,000	Dresser-Rand Group, Inc.(1)	1,422,450

	Oil & Gas Exploration & Production-1.0%
60,000	SandRidge Energy, Inc.(1)	565,800

TOTAL ENERGY		2,285,250

FINANCIALS-12.8%
	Asset Management & Custody Banks-4.4%
55,000	AllianceBernstein Holding LP	1,545,500
80,000	Fifth Street Finance Corp.	859,200
		2,404,700
	Property & Casualty Insurance-2.8%
75,000	Hallmark Financial Services, Inc.(1)	597,000
20,000	Navigators Group, Inc.(1)	942,200
		1,539,200
	Regional Banks-3.5%
25,000	Alliance Financial Corp.	678,750
5,000	Westamerica Bancorporation	276,850
30,000	Wintrust Financial Corp.	923,700
		1,879,300
	Reinsurance-1.3%
10,000	Arch Capital Group, Ltd.(1)	715,500

	Thrifts and Mortgages-0.8%
30,000	First Niagara Financial Group, Inc.	417,300

TOTAL FINANCIALS		6,956,000

HEALTH CARE-20.1%
	Health Care Distributors-1.2%
15,000	Owens & Minor, Inc.	643,950

	Health Care Equipment-7.7%
95,000	Alphatec Holdings, Inc.(1)	507,300
75,000	ATS Medical, Inc.(1)	242,250
30,000	ev3, Inc.(1)	400,200
25,000	Exactech, Inc.(1)	432,750
20,000	Micrus Endovascular Corp.(1)	300,200
50,000	Mindray Medical International, Ltd., ADR	1,696,000
25,000	SonoSite, Inc.(1)	590,750
		4,169,450
	Health Care Facilities-0.9%
25,000	Healthsouth Corp.(1)	469,250

	Health Care Services-2.8%
20,000	Amedisys, Inc.(1)	971,200
125,000	Continucare Corp.(1)	546,250
		1,517,450
	Health Care Supplies-3.6%
6,000	Atrion Corp.	934,320
42,500	Neogen Corp.(1)	1,003,425
		1,937,745
	Life Sciences Tools & Services-3.9%
15,000	Life Technologies Corp.(1)	783,450
60,000	QIAGEN, N.V.(1)	1,339,200
		2,122,650

TOTAL HEALTH CARE		10,860,495

Shares		Value
INDUSTRIALS-24.8%
	Aerospace & Defense-2.7%
50,000	Moog, Inc., Class A(1)	$1,461,500

	Airlines-1.3%
40,000	Continental Airlines, Inc.(1)	716,800

	Construction & Engineering-6.5%
70,000	Chicago Bridge & Iron Co., N.V.(1)	1,415,400
15,000	Jacobs Engineering Group, Inc.(1)	564,150
35,000	URS Corp.(1)	1,558,200
		3,537,750
	Diversified Support Services-0.4%
6,000	EnerNOC, Inc.(1)	182,340

	Electrical Components & Equipment-6.6%
14,000	American Superconductor Corp.(1)	572,600
65,000	Harbin Electric, Inc.(1)	1,335,100
65,000	Woodward Governor Co.	1,675,050
		3,582,750
	Environmental & Facilities Services-4.0%
15,000	Stericycle, Inc.(1)	827,550
40,000	Waste Connections, Inc.(1)	1,332,800
		2,160,350
	Home Entertainment Software-0.8%
60,000	SRS Labs, Inc.(1)	439,800

	Industrial Conglomerates-1.5%
25,000	Raven Industries, Inc.	794,250

	Industrial Machinery-1.0%
20,000	Sun Hydraulics Corp.	525,000

TOTAL INDUSTRIALS		13,400,540

INFORMATION TECHNOLOGY-13.2%
	Application Software-0.3%
10,000	Digimarc Corp.(1)	149,900

	Communications Equipment-1.5%
17,000	Harris Corp.	808,350

	Computer Hardware-0.1%
5,000	3Par, Inc.(1)	59,250

	Computer Storage & Peripherals-0.6%
15,000	Isilon Systems, Inc.(1)	102,900
30,000	Novatel Wireless, Inc.(1)	239,100
		342,000

Shares/Principal Amount
	Data Processing & Outsourced Services-1.0%
10,000	Global Payments, Inc.	538,600

	Electronic Equipment & Instruments-0.6%
30,000	Comverge, Inc.(1)	337,200

	Semiconductors-9.1%
60,000	Altera Corp.	1,357,800
110,000	MIPS Technologies, Inc.(1)	480,700
100,000	NVIDIA Corp.(1)	1,868,000
140,000	PMC - Sierra, Inc.(1)	1,212,400
		4,918,900

TOTAL INFORMATION TECHNOLOGY		7,154,200

MATERIALS-3.2%
	Commodity Chemicals-0.7%
30,000	Calgon Carbon Corp.(1)	417,000

	Specialty Chemicals-0.5%
10,000	Nalco Holding Co.	255,100

	Steel-2.0%
65,000	Gerdau Ameristeel Corp.	536,250
30,000	Steel Dynamics, Inc.	531,600
		1,067,850

TOTAL MATERIALS		1,739,950

UTILITIES-1.0%
	Electric Utilities-1.0%
10,000	ITC Holdings Corp.	520,900

TOTAL UTILITIES		520,900

TOTAL COMMON STOCKS (identified cost $40,947,646)		49,017,895

EXCHANGE TRADED FUNDS-4.6%
10,000	iShares Russell 2000 Growth Index ETF	680,700
10,000	iShares Russell Midcap Growth Index ETF	453,400
62,000	SPDR KBW Regional Banking ETF	1,379,500

TOTAL EXCHANGE TRADED FUNDS (identified cost $2,358,520)		2,513,600

Shares		Value
SHORT TERM INVESTMENTS-2.9%
	Mutual Funds-2.9%
1,580,048	Federated Prime Obligations Fund, Institutional Shares 7-Day Yield 0.120% (at net asset value)	$1,580,048

TOTAL MUTUAL FUNDS ((identified cost $1,580,048)		1,580,048

TOTAL SHORT TERM INVESTMENTS (identified cost $1,580,048)		1,580,048

TOTAL INVESTMENTS-98.1% (identified cost $44,886,214)		53,111,543

OTHER ASSETS AND LIABILITIES-NET(2)-1.9%		1,015,363

NET ASSETS-100.0%		$54,126,906

(1) Non-income producing security.

(2) Assets, other than investments in securities, less liabilities.

Note: The categories of investments are shown as a percentage of net assets at December 31, 2009.

The following acronyms are used throughout this portfolio:

ADR — American Depositary Receipt

ETF — Exchange Traded Fund

LP — Limited Partnership

See Notes which are integral part of the Financial Statements.

Portfolio of Investments Summary Table

WesMark Growth Fund	December 31, 2009 (Unaudited)

At December 31, 2009, the Fund’s Portfolio composition(1) was as follows:

Percentage of
Portfolio Composition	Total Net Assets
COMMON STOCKS	87.4%

CLOSED-END FUNDS	3.4%

EXCHANGE-TRADED FUNDS	5.1%

U.S. GOVERNMENT AGENCY SECURITIES	2.0%

CASH EQUIVALENTS(2)	2.7%

OTHER ASSETS AND LIABLILITIES - NET(3)	-0.6%

TOTAL PORTFOLIO	100.0%

At December 31, 2009, the Fund’s Sector composition(4) was as follows:

Sector Composition	Percentage of
of Common Stocks	Common Stocks
Information Technology	18.6%
Industrials	16.8%
Health Care	15.3%
Financials	13.7%
Consumer Staples	12.2%
Consumer Discretionary	9.5%
Energy	5.7%
Utilities	4.8%
Materials	2.7%
Telecommunication Services	0.7%
Total	100.0%

(1)         See the Fund’s Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.

(2)         Cash Equivalents include investment in a money market mutual fund.

(3)         Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(4)         Securities are assigned to a sector classification by the Fund’s adviser.

Portfolio of Investments

WesMark Growth Fund	December 31, 2009

Shares		Value
COMMON STOCKS-87.4%
CONSUMER DISCRETIONARY-8.3%
	Auto Parts & Equipment-1.7%
115,000	BorgWarner, Inc.	$3,820,300

	Automobile Manufacturers-0.9%
200,000	Ford Motor Co.(1)	2,000,000

	Automotive Retail-1.0%
55,000	Advance Auto Parts, Inc.	2,226,400

	Home Improvement Retail-1.5%
150,000	Lowe’s Cos., Inc.	3,508,500

	Restaurants-3.2%
120,000	McDonald’s Corp.	7,492,800

TOTAL CONSUMER DISCRETIONARY		19,048,000

CONSUMER STAPLES-10.7%
	Agricultural Products-1.4%
65,000	Archer-Daniels-Midland Co.	2,035,150
40,000	Corn Products International, Inc.	1,169,200
		3,204,350
	Brewers -0.8%
40,000	Molson Coors Brewing Co.	1,806,400

	Drugs Retail-1.6%
115,000	CVS Caremark Corp.	3,704,150

	Hypermarkets & Super Centers-2.5%
110,000	Wal-Mart Stores, Inc.	5,879,500

	Packaged Foods & Meats-1.4%
75,000	H.J. Heinz Co.	3,207,000

	Personal Products-1.4%
100,000	Avon Products, Inc.	3,150,000

	Soft Drinks -1.6%
65,000	The Coca-Cola Co.	3,705,000

TOTAL CONSUMER STAPLES		24,656,400

ENERGY-5.0%
	Integrated Oil & Gas-2.4%
20,000	Chevron Corp.	1,539,800
50,000	Occidental Petroleum Corp.	4,067,500
		5,607,300
	Oil & Gas Drilling-0.4%
40,000	Nabors Industries, Ltd.(1)	875,600

	Oil & Gas Equipment & Services-2.2%
85,000	Dresser-Rand Group, Inc.(1)	2,686,850
125,000	Weatherford International, Ltd.(1)	2,238,750
		4,925,600

TOTAL ENERGY		11,408,500

FINANCIALS-11.9%
	Asset Management & Custody Banks-2.1%
125,000	AllianceBernstein Holding LP	3,512,500
50,000	The Bank of New York Mellon Corp.	1,398,500
		4,911,000
	Diversified Banks-4.6%
125,000	JP Morgan Chase & Co.	5,208,750
85,000	The Toronto-Dominion Bank	5,331,200
		10,539,950
	Life & Health Insurance-1.3%
85,000	MetLife, Inc.	3,004,750

	Mortgage REITS-0.7%
100,000	Annaly Capital Management, Inc.	1,735,000

	Other Diversified Financial Services-0.3%
200,000	Citigroup, Inc.	662,000

	Property & Casualty Insurance-2.3%
70,000	ACE, Ltd.(1)	3,528,000
35,000	The Chubb Corp.	1,721,300
		5,249,300
	Specialized Finance-0.6%
70,000	The NASDAQ OMX Group, Inc.(1)	1,387,400

TOTAL FINANCIALS		27,489,400

HEALTH CARE-13.4%
	Biotechnology-0.7%
30,000	Amgen, Inc.(1)	1,697,100

	Health Care Distributors-0.6%
35,000	Owens & Minor, Inc.	1,502,550

	Health Care Equipment-4.1%
60,000	Baxter International, Inc.	3,520,800
40,000	Covidien, Ltd.	1,915,600
35,000	Exactech, Inc.(1)	605,850
100,000	Mindray Medical International, Ltd., ADR	3,392,000
		9,434,250

Shares		Value
	Life Sciences Tools & Services-1.7%
115,000	QIAGEN, N.V.(1)	$2,566,800
20,000	Waters Corp.(1)	1,239,200
		3,806,000
	Pharmaceuticals-6.3%
20,000	Abbott Laboratories	1,079,800
200,000	Bristol-Myers Squibb Co.	5,050,000
40,000	Johnson & Johnson	2,576,400
25,000	Merck & Co., Inc.	913,500
85,000	Teva Pharmaceutical Industries, Ltd., ADR	4,775,300
		14,395,000

TOTAL HEALTH CARE		30,834,900

INDUSTRIALS-14.7%
	Aerospace & Defense-2.8%
75,000	Honeywell International, Inc.	2,940,000
120,000	MOOG, Inc., Class A(1)	3,507,600
		6,447,600
	Construction & Engineering-3.4%
120,000	Chicago Bridge & Iron Co., N.V.(1)	2,426,400
55,000	Jacobs Engineering Group, Inc.(1)	2,068,550
75,000	URS Corp.(1)	3,339,000
		7,833,950
	Construction & Farm Machinery-2.8%
120,000	Deere & Co.	6,490,800

	Electrical Components & Equipment-4.3%
170,000	Emerson Electric Co.	7,242,000
100,000	Woodward Governor Co.	2,577,000
		9,819,000
	Environmental & Facilities Services-1.4%
40,000	Stericycle, Inc.(1)	2,206,800
30,000	Waste Connections, Inc.(1)	999,600
		3,206,400

TOTAL INDUSTRIALS		33,797,750

INFORMATION TECHNOLOGY-16.3%
	Communications Equipment-2.0%
75,000	Cisco Systems, Inc.(1)	1,795,500
60,000	Harris Corp.	2,853,000
		4,648,500

	Computer Hardware-6.4%
20,000	Apple, Inc.(1)	4,217,200
80,000	International Business Machines Corp.	10,472,000
		14,689,200
	Computer Storage & Peripherals-0.6%
75,000	EMC Corp.(1)	1,310,250

	IT Consulting & Other Services-2.3%
130,000	Accenture, Ltd., Class A	5,395,000

	Semiconductors-2.3%
100,000	Intel Corp.	2,040,000
125,000	NVIDIA Corp.(1)	2,335,000
100,000	PMC - Sierra, Inc.(1)	866,000
		5,241,000
	Systems Software-2.7%
250,000	Oracle Corp.	6,135,000

TOTAL INFORMATION TECHNOLOGY		37,418,950

MATERIALS-2.3%
	Commodity Chemicals-0.3%
50,000	Calgon Carbon Corp.(1)	695,000

	Steel-2.0%
100,000	Nucor Corp.	4,665,000

TOTAL MATERIALS		5,360,000

TELECOMMUNICATION SERVICES-0.6%
	Integrated Telecommunication Services-0.6%
50,000	AT&T, Inc.	1,401,500

TOTAL TELECOMMUNICATION SERVICES		1,401,500

UTILITIES-4.2%
	Electric Utilities-3.2%
100,000	American Electric Power Co., Inc	3,479,000
50,000	Duke Energy Corp.	860,500
20,000	FPL Group, Inc.	1,056,400
60,000	Southern Co.	1,999,200
		7,395,100
	Multi-Utilities-1.0%
40,000	Sempra Energy	2,239,200

TOTAL UTILITIES		9,634,300

TOTAL COMMON STOCKS (identified cost $185,843,225)		201,049,700

Shares/Principal Amount		Value
CLOSED-END FUNDS-3.4%
514,228	Adams Express Co.	$5,193,699
200,000	Morgan Stanley Emerging Markets Fund, Inc.	2,794,000

TOTAL CLOSED-END FUNDS (identified cost $6,475,263)		7,987,699

EXCHANGE TRADED FUNDS-5.1%
100,000	iShares MSCI Australia Index ETF	2,284,000
75,000	iShares MSCI Canada Index ETF	1,974,750
100,000	iShares MSCI South Korea Index ETF	4,764,000
115,000	iShares MSCI Switzerland Index ETF	2,559,900

TOTAL EXCHANGE TRADED FUNDS (identified cost $9,123,483)		11,582,650

U.S. GOVERNMENT AGENCY SECURITIES-2.0%
	Federal National Mortgage Association - 2.0%
$4,500,000	5.987%, 6/21/2027	4,620,024

TOTAL U.S. GOVERNMENT AGENCY SECURITIES (identified cost $4,671,114)		4,620,024

SHORT TERM INVESTMENTS-2.7%
	Mutual Funds-2.7%
6,178,215	Federated Prime Obligations Fund, Institutional Shares 7-Day Yield 0.120% (at net asset value)	6,178,215

TOTAL MUTUAL FUNDS (identified cost $6,178,215)		6,178,215

TOTAL SHORT TERM INVESTMENTS (identified cost $6,178,215)		6,178,215

TOTAL INVESTMENTS-100.6% (identified cost $212,291,300)		231,418,288

OTHER ASSETS AND LIABILITIES-NET(2)-(0.6)%		(1,412,206)

NET ASSETS-100.0%		$230,006,082

(1)   Non-income producing security.

(2)   Assets, other than investments in securities, less liabilities.

Note: The categories of investments are shown as a percentage of net assets at December 31, 2009.

The following acronyms are used throughout this portfolio:

ADR — American Depositary Receipt

ETF — Exchange Traded Fund

LP — Limited Partnership

REITS — Real Estate Investment Trusts

See Notes which are integral part of the Financial Statements.

Portfolio of Investments Summary Table

WesMark Balanced Fund	December 31, 2009 (Unaudited)

At December 31, 2009, the Fund’s Portfolio composition(1) was as follows:

Percentage of
Portfolio Composition	Total Net Assets
COMMON STOCKS	56.4%

CLOSED-END FUNDS	0.6%

EXCHANGE-TRADED FUNDS	4.6%

PREFERRED STOCKS	1.4%

CORPORATE BONDS	15.9%

GOVERNMENT AGENCY — COLLATERALIZED MORTGAGE OBLIGATIONS	2.5%

GOVERNMENT AGENCY — MORTGAGE BACKED SECURITIES	10.9%

OTHER GOVERNMENT AGENCY SECURITIES	3.4%

U.S. TREASURY NOTES	0.9%

CASH EQUIVALENTS(2)	2.9%

OTHER ASSETS AND LIABILITIES - NET(3)	0.5%

TOTAL PORTFOLIO	100.0%

At December 31, 2009, the Fund’s Sector composition(4) was as follows:

Sector Composition	Percentage of
of Common Stocks	Common Stocks
Information Technology	22.1%
Health Care	13.5%
Consumer Staples	11.0%
Industrials	10.7%
Financials	10.3%
Energy	9.3%
Consumer Discretionary	8.9%
Materials	8.3%
Utilities	4.0%
Telecommunication Services	1.9%
Total	100.0%

(1)       See the Fund’s Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.

(2)       Cash Equivalents include investment in a money market mutual fund.

(3)       Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(4)       Securities are assigned to a sector classification by the Fund’s adviser.

Portfolio of Investments

WesMark Balanced Fund	December 31, 2009

Shares		Value
COMMON STOCKS-56.4%
CONSUMER DISCRETIONARY-5.0%
	Auto Parts & Equipment-1.3%
20,000	BorgWarner, Inc.	$664,400

	Automotive Retail-0.5%
6,500	Advance Auto Parts, Inc.	263,120

	Department Stores-0.6%
7,500	Nordstrom, Inc.	281,850

	Home Improvement Retail-1.4%
13,500	Home Depot, Inc.	390,555
15,000	Lowe’s Cos., Inc.	350,850
		741,405
	Restaurants-1.2%
10,000	McDonald’s Corp.	624,400

TOTAL CONSUMER DISCRETIONARY		2,575,175

CONSUMER STAPLES-6.2%
	Drugs Retail-0.9%
15,000	CVS Caremark Corp.	483,150

	Household Products-1.4%
5,000	Kimberly-Clark Corp.	318,550
7,000	The Procter & Gamble Co.	424,410
		742,960
	Hypermarkets & Super Centers-1.2%
11,000	Wal-Mart Stores, Inc.	587,950

	Packaged Foods & Meats-1.4%
10,000	HJ Heinz Co.	427,600
5,000	Kellogg Co.	266,000
		693,600
	Soft Drinks -1.3%
12,000	The Coca-Cola Co.	684,000

TOTAL CONSUMER STAPLES		3,191,660

ENERGY-5.2%
	Coal & Consumable Fuels-0.9%
10,000	Peabody Energy Corp.	452,100

	Integrated Oil & Gas-1.4%
6,000	ConocoPhillips	306,420
5,000	Occidental Petroleum Corp.	406,750
		713,170
	Oil & Gas Drilling-0.6%
8,000	ENSCO International, Inc.	319,520

	Oil & Gas Equipment & Services-1.2%
12,000	Halliburton Co.	361,080
15,000	Weatherford International, Ltd.(1)	268,650
		629,730
	Oil & Gas Exploration & Production-0.6%
3,000	Apache Corp.	309,510

	Oil & Gas Storage & Transportation-0.5%
28,000	El Paso Corp.	275,240

TOTAL ENERGY		2,699,270

FINANCIALS-5.8%
	Asset Management & Custody Banks-2.0%
12,000	AllianceBernstein Holding LP	337,200
20,000	The Bank of New York Mellon Corp.	559,400
12,500	Fifth Street Finance Corp.	134,250
		1,030,850
	Diversified Banks-2.3%
15,000	JPMorgan Chase & Co.	625,050
6,000	The Toronto-Dominion Bank	376,320
7,000	Wells Fargo & Co.	188,930
		1,190,300
	Mortgage REITS-0.5%
15,000	Annaly Capital Management, Inc.	260,250

	Regional Banks-0.3%
3,000	PNC Financial Services Group, Inc.	158,370

	Specialized Finance-0.4%
10,000	The NASDAQ OMX Group, Inc.(1)	198,200

	Thrifts and Mortgages-0.3%
9,500	First Niagara Financial Group, Inc.	132,145

TOTAL FINANCIALS		2,970,115

HEALTH CARE-7.6%
	Biotechnology-0.7%
6,000	Celgene Corp.(1)	334,080

	Health Care Distributors-0.5%
6,000	Owens & Minor, Inc.	257,580

Shares		Value
	Health Care Equipment-1.3%
9,000	Baxter International, Inc.	$528,120
9,500	Micrus Endovascular Corp.(1)	142,595
		670,715
	Health Care Services-1.2%
3,200	Amedisys, Inc.(1)	155,392
7,500	Medco Health Solutions, Inc.(1)	479,325
		634,717
	Pharmaceuticals-3.9%
5,000	Abbott Laboratories	269,950
28,500	Bristol-Myers Squibb Co.	719,625
7,000	Johnson & Johnson	450,870
10,000	Teva Pharmaceutical Industries, Ltd., ADR
		561,800
		2,002,245

TOTAL HEALTH CARE		3,899,337

INDUSTRIALS-6.0%
	Aerospace & Defense-0.8%
10,000	Honeywell International, Inc.	392,000

	Construction & Engineering-2.2%
10,000	Chicago Bridge & Iron Co., N.V.(1)	202,200
5,000	Fluor Corp.	225,200
10,000	Foster Wheeler AG(1)	294,400
9,000	URS Corp.(1)	400,680
		1,122,480
	Construction & Farm Machinery-1.0%
10,000	Deere & Co.	540,900

	Electrical Components & Equipment-1.2%
7,000	Cooper Industries, Ltd., Class A	298,480
8,000	Emerson Electric Co.	340,800
		639,280
	Human Resources & Employment Services-0.8%
15,000	Robert Half International, Inc.	400,950

TOTAL INDUSTRIALS		3,095,610

INFORMATION TECHNOLOGY-12.5%
	Communications Equipment-1.4%
30,000	Cisco Systems, Inc.(1)	718,200

	Computer Hardware-5.0%
4,500	Apple, Inc.(1)	948,870
8,000	Hewlett-Packard Co.	412,080
9,000	International Business Machines Corp.	1,178,100
		2,539,050
	Computer Storage & Peripherals-0.9%
15,000	Synaptics, Inc.(1)	459,750

	Internet Software & Services-1.2%
1,000	Google, Inc., Class A(1)	619,980

	IT Consulting & Other Services-0.8%
10,000	Accenture, Ltd., Class A	415,000

	Semiconductors-1.0%
25,000	Intel Corp.	510,000

	Systems Software-2.2%
7,000	McAfee, Inc.(1)	283,990
35,000	Oracle Corp.	858,900
		1,142,890

TOTAL INFORMATION TECHNOLOGY		6,404,870

MATERIALS-4.7%
	Commodity Chemicals-0.3%
9,000	Calgon Carbon Corp.(1)	125,100

	Diversified Chemicals-0.5%
5,000	FMC Corp.	278,800

	Industrial Gases-1.5%
5,000	Air Products & Chemicals, Inc.	405,300
7,700	Airgas, Inc.	366,520
		771,820
	Steel-2.4%
11,000	Nucor Corp.	513,150
10,000	Steel Dynamics, Inc.	177,200
10,000	United States Steel Corp.	551,200
		1,241,550

TOTAL MATERIALS		2,417,270

TELECOMMUNICATION SERVICES-1.1%
	Integrated Telecommunication Services-1.1%
20,000	AT&T, Inc.	560,600

TOTAL TELECOMMUNICATION SERVICES		560,600

Shares		Value
UTILITIES-2.3%
	Electric Utilities-2.3%
12,000	American Electric Power Co. Inc	$417,480
25,000	Duke Energy Corp.	430,250
2,200	Entergy Corp.	180,048
2,800	ITC Holdings Corp.	145,852
		1,173,630

TOTAL UTILITIES		1,173,630

TOTAL COMMON STOCKS (identified cost $25,630,373)		28,987,537

CLOSED-END FUNDS-0.6%
20,000	Morgan Stanley Emerging Markets Fund, Inc.	279,400

TOTAL CLOSED-END FUNDS (identified cost $236,588)
		279,400
EXCHANGE TRADED FUNDS-4.6%
14,500	iShares MSCI Australia Index ETF	331,180
14,000	iShares MSCI EAFE Index Fund	774,200
7,000	iShares MSCI South Korea Index ETF	333,480
13,800	iShares MSCI Switzerland Index ETF	307,188
15,000	Vanguard Emerging Markets ETF	615,000

TOTAL EXCHANGE TRADED FUNDS (identified cost $2,218,581)		2,361,048

PREFERRED STOCKS-1.4%
	Diversified Financial Services-0.5%
10,000	General Electric Capital Corp., 5.875%	235,000

	Other Diversified Financial Services-0.4%
10,000	Bank of America Corp., Series J, 7.250%	223,000

	Regional Banks-0.5%
10,000	PNC Capital Trust E, 7.750%	253,800

TOTAL PREFERRED STOCKS (identified cost $770,086)		711,800

Principal Amount
CORPORATE BONDS-15.9%
	Brewers-2.0%
$1,000,000	Anheuser-Busch Cos., Inc., Sr. Notes, 5.600%, 3/1/2017	1,031,639

	Communications Equipment-2.1%
1,000,000	Cisco Systems, Inc., Sr. Unsecured Notes, 5.500%, 2/22/2016	1,099,337

	Computer Hardware-2.3%
500,000	Hewlett-Packard Co., Sr. Unsecured Notes, 6.125%, 3/1/2014	559,211
500,000	International Business Machines Corp., Sr. Unsecured Notes, 7.625%, 10/15/2018	611,587
		1,170,798
	Diversified Financial Services-1.0%
500,000	General Electric Capital Corp., Sr. Unsecured Notes, 5.200%, 2/1/2011	521,738

	Home Improvement Retail-2.0%
1,000,000	Home Depot, Inc., Sr. Unsecured Notes, 4.625%, 8/15/2010	1,023,863

	Integrated Telecommunication Services-2.0%
500,000	New Cingular Wireless Services, Inc., Sr. Unsecured Notes, 7.875%, 3/1/2011	537,348
450,000	Verizon New York, Inc., Sr. Unsecured Notes, 6.875%, 4/1/2012	489,863
		1,027,211
	Oil & Gas Exploration & Production-1.3%
605,000	XTO Energy, Inc., Sr. Unsecured Notes, 5.000%, 1/31/2015	653,753

	Regional Banks-1.0%
500,000	National City Corp., Sr. Unsecured Notes, 4.000%, 2/1/2011	511,875

	Railroads-1.0%
500,000	Union Pacific Corp., Sr. Unsecured Notes, 5.450%, 1/31/2013	538,421

Principal Amount		Value
	Specialty Stores-1.2%
$500,000	Staples, Inc., Sr. Unsecured Notes, 9.750%, 1/15/2014	$609,747

TOTAL CORPORATE BONDS (identified cost $7,547,765)		8,188,382

COLLATERALIZED MORTGAGE OBLIGATIONS-2.5%
	Federal Home Loan Mortgage Corp.-1.2%
390,605	Series 2005-3042, Class DH, 5.000%, 4/15/2024, REMIC	406,228
189,511	Series 2007-3282, Class JE, 5.500%, 1/15/2026, REMIC	198,316
		604,544
	Federal National Mortgage Association-1.3%
503,104	Series 2003-5, Class EL, 5.000%, 8/25/2022, REMIC	522,234
157,163	Series 2003-58, Class AP, 4.500%, 2/25/2027	159,799
		682,033

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (identified cost $1,236,332)		1,286,577

MORTGAGE BACKED SECURITIES-10.9%
	Federal Home Loan Mortgage Corp.-5.5%
451,086	Pool C90984, 6.000%, 8/1/2026	483,305
47,686	Pool E84004, 6.000%, 6/1/2016	51,090
436,947	Pool G18048, 5.000%, 4/1/2020	459,463
416,643	Pool G18083, 5.500%, 11/1/2020	443,582
593,429	Pool J05665, 5.500%, 10/1/2022	628,739
730,541	Pool J08414, 5.500%, 8/1/2023	773,285
		2,839,464
	Federal National Mortgage Association-4.3%
16,708	Pool 254629, 5.000%, 2/1/2010	16,783
361,342	Pool 254831, 5.000%, 8/1/2023	375,508
1,108,809	Pool 256041, 5.500%, 12/1/2025	1,172,648
622,952	Pool 256802, 5.500%, 7/1/2027	657,647
		2,222,586
	Government National Mortgage Association-1.1%
559,281	4.500%, 7/20/2039	553,417

TOTAL MORTGAGE BACKED SECURITIES (identified cost $5,331,193)		5,615,467

Principal Amount or Shares
U.S. GOVERNMENT AGENCY SECURITIES-3.4%
	Federal Home Loan Bank-0.9%
$500,000	2.400%, 12/30/2014	495,571
	Federal National Mortgage Association-2.5%
1,000,000	5.500%, 10/5/2029	971,439
300,000	3.250%, 9/25/2017	297,840
		1,269,279

TOTAL U.S. GOVERNMENT AGENCY SECURITIES (identified cost $1,799,400)		1,764,850

U.S. TREASURY NOTES-0.9%
	U.S. Treasury Notes-0.9%
500,000	3.375%, 11/15/2019	481,096

TOTAL U.S. TREASURY NOTES (identified cost $483,999)		481,096

SHORT TERM INVESTMENTS-2.9%
	Mutual Funds-2.9%
1,487,826	Federated Prime Obligations Fund, Institutional Shares 7-Day Yield 0.120% (at net asset value)	1,487,826

TOTAL MUTUAL FUNDS (identified cost $1,487,826)		1,487,826

TOTAL SHORT TERM INVESTMENTS (identified cost $1,487,826)		1,487,826

TOTAL INVESTMENTS-99.5% (identified cost $46,742,143)		51,163,983

OTHER ASSETS AND LIABILITIES-NET(2)-0.5%		270,324

NET ASSETS-100.0%		$51,434,307

(1)          Non-income producing security.

(2)          Assets, other than investments securities, less liabilities.

Note: The categories of investments are shown as a percentage of net assets at December 31, 2009.

The following acronyms are used throughout this portfolio:

ADR — American Depostary Receipt

ETF — Exchange Traded Fund

REITS — Real Estate Investment Trust

REMIC — Real Estate Mortgage Investment Conduit

See Notes which are integral part of the Financial Statements.

Portfolio of Investments Summary Table

WesMark Government Bond Fund	December 31, 2009 (Unaudited)

At December 31, 2009, the Fund’s portfolio composition(1) was as follows:

Percentage of
Portfolio Composition	Total Net Assets
GOVERNMENT AGENCY – MORTGAGE BACKED SECURITIES	44.3%

OTHER GOVERNMENT AGENCY SECURITIES	27.1%

GOVERNMENT AGENCY – COLLATERALIZED MORTGAGE OBLIGATIONS	20.5%

U.S. TREASURY NOTES	4.0%

MUNICIPAL BONDS	3.4%

CASH EQUIVALENTS(2)	0.4%

OTHER ASSETS AND LIABILITIES - NET(3)	0.3%

TOTAL PORTFOLIO	100.0%

(1)       See the Fund’s Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.

(2)       Cash Equivalents include investment in a money market mutual fund.

(3)       Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

Portfolio of Investments

WesMark Government Bond Fund	December 31, 2009

Principal Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS-20.5%
	Federal Home Loan Mortgage Corp.-13.3%
$2,312,566	Series 2003-2651, Class JB, 5.000%, 1/15/2018, REMIC	$2,418,770
1,811,589	Series 2005-2926, Class AB, 5.000%, 1/15/2019, REMIC	1,889,329
4,677,937	Series 2005-3005, Class EG, 5.000%, 8/15/2021, REMIC	4,822,453
2,734,237	Series 2005-3042, Class DH, 5.000%, 4/15/2024, REMIC	2,843,596
2,375,325	Series 2005-3051, Class MC, 5.000%, 10/15/2024, REMIC	2,486,602
3,784,288	Series 2005-3044, Class HN, 5.000%, 1/15/2024, REMIC	3,921,684
1,937,972	Series 2006-3197, Class AB, 5.500%, 8/15/2013, REMIC	2,002,190
2,810,354	Series 2007-R010, Class AB, 5.500%, 12/15/2019, REMIC	2,949,068
2,653,153	Series 2007-3282, Class JE, 5.500%, 1/15/2026, REMIC	2,776,424
2,186,054	Series 2007-R013, Class AB, 6.000%, 12/15/2021, REMIC	2,281,921
3,214,360	Series 2008-R016, Class AM, 5.125%, 6/15/2018, REMIC	3,351,613
		31,743,650
	Federal National Mortgage Association-7.2%
2,180,118	Series 2003-5, Class EL, 5.000%, 8/25/2022, REMIC	2,263,012
3,272,737	Series 2005-40, Class YB, 5.000%, 11/25/2023, REMIC	3,414,296
3,658,943	Series 2007-85, Class FG 0.731%, 9/25/2037, REMIC	3,627,351
4,675,188	Series 2008-12, Class C 4.000%, 7/25/2035, REMIC	4,786,383
2,984,568	Series 2008-12, Class D, 4.500%, 4/25/2036, REMIC	3,091,998
		17,183,040

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (identified cost $47,292,005)		48,926,690

MORTGAGE BACKED SECURITIES-44.3%
	Federal Home Loan Mortgage Corp.-3.7%
5,093,991	Pool C90993, 5.500%, 10/1/2026	5,376,213
3,248,642	Pool G30387, 5.500%, 2/1/2028	3,423,594
		8,799,807
	Federal National Mortgage Association -40.6%
2,314,068	Pool 255582, 5.000%, 1/1/2025	2,402,257
2,973,287	Pool 255857, 5.500%, 8/1/2025	3,144,471
6,679,411	Pool 255994, 5.500%, 11/1/2025	7,063,972
9,702,081	Pool 256041, 5.500%, 12/1/2025	10,260,668
3,050,364	Pool 256083, 6.000%, 1/1/2026	3,264,781
1,548,687	Pool 256198, 5.500%, 4/1/2026	1,635,684
4,118,706	Pool 256272, 5.500%, 6/1/2026	4,350,074
4,842,372	Pool 256275, 6.000%, 6/1/2026	5,176,423
1,451,743	Pool 256311, 6.000%, 7/1/2026	1,551,892
5,163,979	Pool 256351, 6.000%, 8/1/2026	5,520,216
4,639,262	Pool 256456, 5.500%, 9/1/2026	4,899,872
2,699,945	Pool 256555, 5.500%, 1/1/2027	2,851,615
3,071,907	Pool 256751, 5.500%, 6/1/2027	3,242,993
3,094,611	Pool 256752, 6.000%, 6/1/2027	3,304,193
3,114,761	Pool 256802, 5.500%, 7/1/2027	3,288,234
3,082,688	Pool 256803, 6.000%, 7/1/2027	3,291,464
3,801,349	Pool 256852, 6.000%, 8/1/2027	4,058,795
3,634,141	Pool 257132, 5.000%, 3/1/2028	3,761,878
3,700,757	Pool 357931, 5.500%, 8/1/2025	3,913,824
2,112,256	Pool 811444, 5.000%, 6/1/2020	2,220,440
3,777,165	Pool 831505, 5.500%, 4/1/2026	3,989,347
2,939,349	Pool 888347, 5.500%, 4/1/2026	3,108,579
2,465,545	Pool 928356, 5.500%, 6/1/2022	2,613,011
4,161,612	Pool 929422, 5.000%, 5/1/2028	4,307,889
3,370,454	Pool 972080, 5.000%, 2/1/2023	3,528,333
		96,750,905

TOTAL MORTGAGE BACKED SECURITIES (identified cost $99,401,113)		105,550,712

U.S. GOVERNMENT AGENCY SECURITIES-27.1%
	Federal Agricultural Mortgage Corp.-1.3%
3,000,000	5.125%, 4/19/2017(1)	3,131,172

	Federal Home Loan Mortgage Corp.-1.3%
3,000,000	5.300%, 5/12/2020	3,008,136

	Federal National Mortgage Association-24.5%
4,500,000	2.250%, 12/30/2014	4,531,779
3,000,000	5.550%, 5/18/2020	3,049,533
12,000,000	5.875%, 4/26/2021	12,476,076
5,000,000	5.780%, 6/7/2022	5,287,765
5,000,000	5.125%, 8/19/2024	4,969,825
3,000,000	4.500%, 11/19/2024	2,960,103
2,400,000	5.800%, 2/9/2026	2,411,741
1,500,000	6.125%, 8/17/2026	1,537,611
5,500,000	5.945%, 6/7/2027	5,749,123
10,000,000	5.987%, 6/21/2027	10,266,719
5,000,000	6.317%, 6/21/2027	5,092,730
		58,333,005

TOTAL U.S. GOVERNMENT AGENCY SECURITIES (identified cost $65,288,767)		64,472,313

Principal Amount		Value
U.S. TREASURY NOTES - 4.0%
	U.S. Treasury Notes-4.0%
$10,000,000	3.375%, 11/15/2019	$9,621,930

TOTAL U.S. TREASURY NOTES (identified cost $9,683,929)		9,621,930

MUNICIPAL BONDS-3.4%
	Colorado-0.4%
1,000,000	Metropolitan State College of Denver, Institutional Enterprise Revenue, Build America Bonds, 5.460%, 12/1/2023	962,260

	Illinois-0.4%
1,000,000	Peoria Public Building Commission, School District Facilities Revenue, Build America Bonds, 6.140%, 12/1/2025	980,140

	Indiana-0.2%
470,000	Indiana Bond Bank, Special Project Revenue Bonds, Series C-2, 5.600%, 2/1/2025	454,208

	Kansas-0.1%
300,000	Sedgwick County Unified School District No. 265 Goddard, Gerneral Obligation, Build America Bonds, 6.050%, 10/1/2024	300,621

	Michigan-0.4%
825,000	Grand Rapids Community College, General Obligation, Build America Bonds, 5.990%, 5/1/2023	831,947

	Ohio-0.7%
1,250,000	American Municipal Power-Ohio, Inc., Hydroelectric Revenue, Build America Bonds, 5.964%, 2/15/2024	1,203,125
500,000	County of Cuyahoga, General Obligation Variable Purpose, Build America Bonds, 5.392%, 12/1/2025	492,215
		1,695,340
	South Dakota-0.6%
1,325,000	City of Sioux Falls, Sales Tax Revenue Bonds, 5.500%, 11/15/2025	1,285,369

Principal Amount or Shares
	Tennessee-0.6%
	City of Kingsport, Build America Bonds:
$500,000	5.000%, 3/1/2024	472,310
1,105,000	5.250%, 3/1/2026	1,042,844
		1,515,154

TOTAL MUNICIPAL BONDS (identified cost $8,343,965)		8,025,039

SHORT TERM INVESTMENTS-0.4%
	Mutual Funds-0.4%
1,001,663	Federated Prime Obligations Fund, Institutional Shares 7-Day Yield 0.120% (at net asset value)	1,001,663

TOTAL MUTUAL FUNDS (identified cost $1,001,663)		1,001,663

TOTAL SHORT TERM INVESTMENTS (identified cost $1,001,663)		1,001,663

TOTAL INVESTMENTS-99.7% (identified cost $231,011,442)		237,598,347

OTHER ASSETS AND LIABILITIES-NET(1)-0.3%		745,087

NET ASSETS-100.0%		$238,343,434

(1)       Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009, these securities amounted to a value of $3,131,172 or 1.3% of net assets.

(2)       Assets, other than investments in securities, less liabilities.

Note: The categories of investments are shown as a percentage of net assets at December 31, 2009.

The following acronyms are used throughout this portfolio:

REMIC — Real Estate Mortgage Investment Conduit

See Notes which are integral part of the Financial Statements.

Portfolio of Investments Summary Table
WesMark West Virginia Municipal Bond Fund	December 31, 2009 (Unaudited)

At December 31, 2009, the Fund’s portfolio composition(1) was as follows:

Percentage of
Industry	Total Net Assets
Municipal Bonds	95.8%
Cash Equivalents(2)	5.2%
Other Assets and Liabilities - Net(3)	-1.0%

TOTAL PORTFOLIO VALUE	100.0%

Percentage of
Years to Maturity of Municipal Bonds	Total Net Assets
Less than 1 year	2.0%
1-3 Years	11.9%
3-5 Years	5.2%
5-10 Years	26.7%
10 Years or Greater	50.0%
Cash Equivalents(2)	5.2%
Other Assets and Liabilities - Net(3)	-1.0%

TOTAL	100.0%

S&P Ratings of Municipal Bonds
as Percentage of Total Net Assets(4)
AAA	19.6%
AA	9.8%
A	28.3%
BBB	6.5%
Not rated by S&P	31.6%

TOTAL	95.8%

Moody’s Ratings of Municipal Bonds
as Percentage of Total Net Assets(4)
Aaa	7.0%
Aa	14.3%
A	29.4%
Ba	0.4%
Baa	9.4%
Not rated by Moody’s	35.3%

TOTAL	95.8%

TOTAL FIXED INCOME PORTFOLIO VALUE

Cash Equivalents (2)	5.2%
Other Assets and Liabilities - Net (3)	-1.0%

TOTAL PORTFOLIO VALUE	100.0%

(1)       See the Fund’s Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.

(2)       Cash Equivalents include commercial paper as well as an investment in a money market mutual fund.

(3)       Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(4)       These tables depict the long-term credit-quality ratings assigned to the Fund’s portfolio holdings by Standard & Poor’s (S&P) and Moody’s Investors Service (Moody’s), each of which is a Nationally Recognized Statistical Rating Organization (NRSRO). These credit-quality ratings are shown without regard to gradations within a given rating category. For example, securities rated “A-” have been included in the “A” rated category. Rated securities that have been prerefunded, but not rated again by the NRSRO, have been included in the “Not rated by...” category.

Rated securities include a security with an obligor and/or credit enhancer that has received a rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security with the security held by the Fund. Credit-quality ratings are an assessment of the risk that a security will default in payment and do not address other risks presented by the security. Please see the descriptions of credit-quality ratings in the Fund’s Statement of Additional Information. Holdings that are rated only by a different NRSRO than the one identified have been included in the “Not rated by...” category. Of the portfolio’s total investments, 23.2% do not have long-term ratings by either of these NRSROs.

Principal Amount		Value
MUNICIPAL BONDS-95.8%
	Idaho -1.0%
$835,000	Idaho Housing & Finance Association Revenue Bonds, 4.375%, 7/1/2025	$825,281

	Iowa -0.6%
500,000	Central Community School District of Clinton County Revenue Bonds, 4.500%, 7/1/2024	494,755

	Kentucky-0.5%
425,000	Kentucky State Property & Buildings Commission Revenue Bonds (Agency Fund Project No. 81), 5.000%, 11/1/2015	460,874

	North Dakota-1.2%
1,000,000	North Dakota Housing Finance Agency Revenue Bonds, 4.750%, 7/1/2026	1,000,750

	Pennslyvania-0.8%
150,000	Bedford Area School District General Obligation Unlimited Bonds, 1.150%, 4/15/2011	150,284
175,000	Mount Union Area School District General Obligation Unlimited Bonds, 0.750%, 8/15/2010	175,149
385,000	Smethport Area School District General Obligation Unlimited Bonds, 2.000%, 11/15/2010	390,139
		715,572

	Virginia-1.1%
125,000	Virginia College Building Authority Educational Facilities Revenue Bonds, 5.000%, 2/1/2011	131,075
765,000	Virginia Housing Development Authority Revenue Bonds, 4.500%, 7/1/2024	766,813
		897,888

	West Viginia-90.6%
495,000	Berkeley County Building Commission Lease Revenue Bonds (County Facilities Project), 4.750%, 12/1/2019	486,164
825,000	Berkeley County, West Virginia, Building Commission Lease Revenue Bonds (Judicial Center Project), Series A, 4.700%, 12/1/2024, (NATL-RE)	831,254
	Berkeley County, West Virginia, Public Service Sewer District Revenue Bonds:
470,000	Series A, 4.700%, 10/1/2016	455,975
815,000	Series A, 5.000%, 10/1/2022	765,872
400,000	Series A, 4.650%, 10/1/2025	363,268
700,000	Series A, 4.650%, 3/1/2037	531,454
135,000	Series B, 4.800%, 10/1/2025	122,777
575,000	Braxton County, West Virginia, Board of Education General Obligation Unlimited Bonds (Public Schools), 5.000%, 5/1/2022, (FSA)	628,941
	Charles Town, West Virginia, Waterworks & Sewer System Revenue Bonds (Combination):
340,000	5.000%, 10/1/2012, (RADIAN)	343,400
355,000	5.000%, 10/1/2013, (RADIAN)	358,550
200,000	3.400%, 10/1/2014	199,992
205,000	3.600%, 10/1/2015	204,992
200,000	3.800%, 10/1/2016	199,992
500,000	Charleston, West Virginia, Civic Center Revenue Bonds, 6.250%, 12/1/2015	511,070
1,200,000	Charleston, West Virginia, Urban Renewal Authority Lease Revenue Bonds, 5.300%, 12/15/2022	1,237,788
1,000,000	Clarksburg, West Virginia, Water Revenue Bonds, 5.250%, 9/1/2019, (NATL-RE FGIC)	1,037,810
800,000	County of Greenbrier, West Virginia, Tax Increment Revenue Bonds, 4.500%, 6/1/2013	784,408
	Fairmont State College, West Virginia, College Revenue Bonds:
1,000,000	Series 2003-A, 5.250%, 6/1/2022	1,032,610
1,460,000	Series 2003-A, 5.000%, 6/1/2032	1,491,040
	Fairmont, West Virginia, Waterworks Revenue Bonds:
500,000	Series 1999, 5.250%, 7/1/2017, (AMBAC)	505,865
1,235,000	Series 1999, 5.000%, 7/1/2019, (AMBAC)	1,238,520

Principal Amount		Value
$1,240,000	Grant County, West Virginia, County Commission Hospital Revenue Bonds (Grant Memorial Hospital), Series C, 5.350%, 10/1/2019, (FSA)	$1,240,843
1,055,000	Kanawha County, West Virginia, Building Commission Revenue Bonds (Judicial Annex Lease), Series A, 5.000%, 12/1/2018	1,060,317
1,000,000	Marshall County, West Virginia, Board of Education General Obligation Unlimited Bonds (Public Schools), 5.000%, 5/1/2022, (NATL-RE)	1,086,650
1,000,000	Mason County, West Virginia, Pollution Control Revenue Bonds (Appalachian Power Co. Project), Series L, 5.500%, 10/1/2022	1,014,780
	Monongalia County, West Virginia, Board of Education General Obligation Unlimited Bonds:
1,085,000	6.000%, 5/1/2010, (NATL-RE)	1,102,881
1,135,000	6.000%, 5/1/2011, (NATL-RE)	1,209,025
	Monongalia County, West Virginia, Building Commission Hospital Revenue Bonds (Monongalia General Hospital):
1,150,000	Series A, 5.250%, 7/1/2020	1,180,832
500,000	Series A, 5.000%, 7/1/2030	478,375
525,000	Series A, 5.250%, 7/1/2035	516,301
	Ohio County, West Virginia, Board of Education General Obligation Unlimited Bonds:
705,000	5.000%, 6/1/2013	709,843
235,000	5.000%, 6/1/2013, (MBIA)	236,614
785,000	5.125%, 6/1/2018, (MBIA)	789,098
	Parkersburg, West Virginia, Waterworks & Sewer System Revenue Bonds:
500,000	Series A, 5.000%, 8/1/2019, (NATL-RE FGIC)	494,000
500,000	Series A, 4.500%, 8/1/2022, (NATL-RE FGIC)	455,040
1,500,000	Pleasants County, West Virginia, Pollution Control Revenue Bonds (County Commission Allegheny Energy), Series F, 5.250%, 10/15/2037	1,398,405
1,195,000	Putnam County, West Virginia, Building Commission Lease Revenue Bonds (County Service Building Project), Series A, 5.375%, 12/1/2023	1,293,205
1,355,000	Raleigh, Fayette & Nicholas Counties, West Virginia, Special Obligation Bonds, 6.250%, 8/1/2011	1,449,755
1,310,000	Randolph County, West Virginia, County Commission Health System Revenue Bonds (Davis Health Systems, Inc.), Series A, 5.200%, 11/1/2015	1,365,098
355,000	Weirton, West Virginia, Municipal Hospital Building Commission Revenue Bonds (Weirton Medical Center), Series A, 5.250%, 12/1/2011	354,329
	West Liberty State College, West Virginia, Revenue Bonds (Dormitory):
535,000	Series A, 4.800%, 6/1/2012	539,564
900,000	Series A, 6.125%, 6/1/2028	917,739
	West Virginia Building Commission Lease Revenue Bonds (West Virginia Regional Jail):
1,000,000	Series A, 5.250%, 7/1/2012, (AMBAC)	1,064,640
750,000	Series A, 5.375%, 7/1/2018	801,863
1,500,000	Series A, 5.375%, 7/1/2021, (AMBAC)	1,595,924
	West Virginia Economic Development Authority Lease Revenue Bonds (State Office Building & Parking Lot):
260,000	Series A, 3.000%, 8/1/2014	266,937
150,000	Series A, 3.000%, 8/1/2015	150,995
1,000,000	West Virginia Economic Development Authority Lease Revenue Bonds (Correctional Juvenile & Public), Series A, 5.500%, 6/1/2016	1,050,610
500,000	5.000%, 6/1/2026	511,265
700,000	West Virginia Economic Development Authority Lease Revenue Bonds (Correctional Juvenile Safety), Series A, 5.000%, 6/1/2029	716,331

Principal Amount		Value
$580,000	West Virginia Economic Development Authority Lease Revenue Bonds (Department of Environmental Protection), 4.750%, 11/1/2012	$627,983
	West Virginia Economic Development Authority Lease Revenue Bonds (State Energy Savings Project):
920,000	4.500%, 6/1/2020	928,308
860,000	4.750%, 6/1/2022	873,063
570,000	West Virginia Economic Development Authority Lease Revenue Bonds (West Virginia Facilities), Series A, 5.000%, 3/1/2019	588,719
1,000,000	West Virginia Economic Development Authority Lease Revenue Bonds (West Virginia University Foundation Waterfront), Series B, 5.000%, 7/15/2022	1,032,760
700,000	West Virginia Economic Development Authority Various Revenue Bonds (West Virginia University Foundation Waterfront), Series A, 0.180%(1), 7/1/2017	700,000
395,000	West Virginia General Obligation Unlimited Bonds (Capital Appreciation Infrastructure), Series A, 5.000%, 11/1/2021(2)	244,493
500,000	West Virginia General Obligation Unlimited Bonds (State Road), 5.000%, 6/1/2021	541,735
	West Virginia Higher Education, Interim Governing Board University Revenue Bonds (Marshall University):
720,000	Series A, 5.000%, 5/1/2020	730,325
1,250,000	Series A, 5.000%, 5/1/2021	1,268,575
2,315,000	West Virginia Higher Education Policy Commission Revenue Bonds (Higher Education Facilities), Series B, 5.000%, 4/1/2018	2,434,661
2,000,000	West Virginia Higher Education Policy Commission Revenue Bonds (University Facilities), Series A, 5.000%, 4/1/2012	2,146,899
1,000,000	West Virginia Hospital Finance Authority Revenue Bonds (ARCS Improvement), Series D, 5.375%, 6/1/2028	1,035,350
605,000	West Virginia Hospital Finance Authority Revenue Bonds (Charleston Medical Center), 6.750%, 9/1/2022	636,218
300,000	West Virginia Hospital Finance Authority Revenue Bonds (United Hospital Center, Inc. Project), Series A, 4.500%, 6/1/2026	278,754
1,070,000	West Virginia Hospital Finance Authority Lease Revenue Bonds (Veterans Nursing Home), 5.500%, 3/1/2019	1,050,333
	West Virginia Housing Development Fund Revenue Bonds (Housing Finance):
900,000	Series A, 4.900%, 11/1/2014	909,900
1,000,000	Series A, 5.050%, 11/1/2014	1,007,140
1,000,000	Series A, 5.100%, 11/1/2015	1,006,620
	West Virginia School Building Authority Excess Lottery Revenue Bonds:
450,000	4.125%, 7/1/2017	464,783
450,000	4.250%, 7/1/2018	462,267
2,000,000	West Virginia School Building Authority Lottery Revenue Bonds (Capital Improvement), 5.250%, 7/1/2012	2,183,380
	West Virginia University Revenue Bonds (West Virginia University Project):
1,000,000	Series A, 5.500%, 4/1/2016, (MBIA)	1,129,040
430,000	Series A, 6.250%, 4/1/2025(2)	197,865
1,205,000	Series A, 5.855%, 4/1/2028(2)	454,406
500,000	Series B, 5.000%, 10/1/2021	528,640
1,000,000	Series C, 5.000%, 10/1/2026	1,041,820
1,275,000	Series C, 5.000%, 10/1/2027	1,324,419
1,000,000	Series C, 5.000%, 10/1/2034	995,700
500,000	Series C, 5.000%, 10/1/2034 , (FSA)	507,325
	West Virginia Water Development Authority Infrastructure Revenue Bonds:
400,000	Series A, 5.375%, 10/1/2015	414,976
2,000,000	Series A, 4.400%, 10/1/2018	2,022,899
985,000	Series A, 5.500%, 10/1/2020	1,022,775
1,090,000	West Virginia Water Development Authority Infrastructure Revenue Bonds (West Virginia Infrastructure Jobs Program), Series A, 4.750%, 10/1/2023	1,137,797

Principal Amount or Shares		Value
$500,000	West Virginia Water Development Authority Water Development Revenue Bonds (Loan Program), Series A-1, 5.250%, 11/1/2023	$521,110
	West Virginia Water Development Authority Water Development Revenue Bonds (Loan Program II):
1,000,000	Series A-II, 5.000%, 11/1/2025	1,050,350
900,000	Series A-II, 4.250%, 11/1/2026	896,742
500,000	Series B, 5.250%, 11/1/2023, (AMBAC)	524,390
1,000,000	Series B, 5.000%, 11/1/2029	1,021,820
	West Virginia Development Authority Water Development Revenue Bonds (Loan Program IV):
500,000	Series A, 5.000%, 11/1/2019, (FSA)	526,235
1,000,000	Series B-IV, 5.125%, 11/1/2024	1,052,530
650,000	Series B-IV, 4.750%, 11/1/2035	652,912
	Wheeling, West Virginia, Waterworks & Sewer System Revenue Bonds:
500,000	Series A, 4.250%, 6/1/2026, (FSA)	504,730
500,000	Series A, 4.750%, 6/1/2036, (FSA)	506,310
		77,570,058

TOTAL MUNICIPAL BONDS (identified cost $80,453,327)		81,965,178

SHORT TERM INVESTMENTS-5.2%
	Commercial Paper-2.3%
2,000,000	General Electric Co., 0.100%, 1/4/2010	1,999,983

	Mutual Funds-2.9%
2,482,683	Federated Prime Obligations Fund, Institutional Shares 7 Day Yield 0.120% (at net asset value)	2,482,683

TOTAL SHORT TERM INVESTMENTS (identified cost $4,482,666)		4,482,666

TOTAL INVESTMENTS-101.0% (identified cost $84,935,993)		86,447,844

OTHER ASSETS AND liabilities-net(3)-(1.0)%		(847,664)

NET ASSETS-100.0%		$85,600,180

(1)       The coupon rate shown on adjustable rate securities represents the rate at period end.

(2)       Zero coupon bond, reflects effective rate at time of purchase.

(3)       Assets, other than investments in securities, less liabilities.

Note: The categories of investments are shown as a percentage of net assets at December 31, 2009.

The following acronyms are used throughout this portfolio:

ARC – Auction Rate Certification

Insurers:

AMBAC – AMBAC Indemnity Corp.

FGIC – Financial Guaranty Insurance Co.

FSA – Financial Security Assurance, Inc.

MBIA – MBIA Insurance Co.

NATL-RE – National Real Estate

RADIAN – Radian Asset Assurance, Inc.

See Notes which are an integral part of the Financial Statements.

Statements of Assets and Liabilities
December 31, 2009

					WesMark
	WesMark		WesMark	WesMark	West Virginia
	Small Company	WesMark	Balanced	Government	Municipal
	Growth Fund	Growth Fund	Fund	Bond Fund	Bond Fund
ASSETS:
Investments in securities, at value (cost - see below)	$53,111,543	$231,418,288	$51,163,983	$237,598,347	$86,447,844
Cash	6,109	109,108	26,788	—	—

RECEIVABLE FOR:
Dividends and interest	20,562	417,720	261,690	1,187,945	904,568
Investments sold	1,666,315	974,975	—	—	—
Fund shares sold	19,357	104,448	76,776	236,422	—
Prepaid expenses	9,492	20,182	5,369	14,210	5,234
Total Assets	54,833,378	233,044,721	51,534,606	239,036,924	87,357,646

LIABILITIES:
Payable for:
Investments purchased	615,430	2,769,008	—	—	1,496,110
Fund shares redeemed	41,287	138,222	50,235	73,017	2,250
Income distribution payable	—	—	—	489,464	195,039
Administration fee	5,575	20,373	5,516	21,383	8,414
Transfer agent fees	5,438	8,977	5,376	5,936	4,253
Auditing fees	15,191	23,782	15,715	25,732	17,881
Legal fees	2,342	2,388	2,111	2,111	2,388
Shareholder services fee (Note 5)	10,873	47,749	10,770	49,953	17,920
Registration fees	—	—	—	10,363	4,235
Printing and postage fees	2,250	2,242	2,230	4,327	3,928
Miscellaneous	8,086	25,898	8,346	11,204	5,048
Total Liabilities	706,472	3,038,639	100,299	693,490	1,757,466
Net Assets	$54,126,906	$230,006,082	$51,434,307	$238,343,434	$85,600,180

NET ASSETS CONSIST OF:
Paid-in capital	$51,139,149	$245,316,248	$51,373,690	$233,336,041	$84,038,136
Accumulated net investment income (loss)	—	160,873	45,365	—	—
Accumulated net realized gain (loss) on investments	(5,237,572)	(34,598,027)	(4,406,588)	(1,579,512)	50,193
Net unrealized appreciation on investments	8,225,329	19,126,988	4,421,840	6,586,905	1,511,851
Net Assets	$54,126,906	$230,006,082	$51,434,307	$238,343,434	$85,600,180

Shares Outstanding, No Par Value, Unlimited Shares Authorized	6,179,997	20,321,059	5,526,998	23,627,798	8,304,376
NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE	$8.76	$11.32	$9.31	$10.09	$10.31
Investments, at identified cost	$44,886,214	$212,291,300	$46,742,143	$231,011,442	$84,935,993

See Notes which are integral part of the Financial Statements.

Statements of Operations
For the Period Ended December 31, 2009(a)

					WesMark
	WesMark		WesMark	WesMark	West Virginia
	Small Company	WesMark	Balanced	Government	Municipal
	Growth Fund	Growth Fund	Fund	Bond Fund	Bond Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes*(b)	$261,006	$3,879,240	$616,634	$—	$—
Interest	13,817	61,365	790,361	8,924,686	3,271,856
Total Investment Income	274,823	3,940,605	1,406,995	8,924,686	3,271,856

EXPENSES:
Investment adviser fee (Note 5)	302,610	1,394,282	324,197	1,181,334	437,789
Administration fee (Note 5)	58,069	226,887	62,205	243,120	95,894
Custodian fees (Note 5)	13,890	28,472	12,002	25,070	12,851
Transfer agent fees	34,605	63,427	32,439	36,693	24,584
Directors’ fees	14,694	22,155	14,763	22,443	16,195
Auditing fees	14,965	21,011	15,444	35,884	28,095
Legal fees	19,325	18,562	18,284	13,285	14,389
Shareholder services fee (Note 5)	100,873	464,741	108,069	492,305	182,412
Registration fees	9,779	10,272	7,010	19,961	18,055
Printing and postage fees	10,520	14,478	10,567	10,669	9,699
Insurance premiums	6,318	16,070	6,477	15,139	8,483
Miscellaneous	10,741	28,584	10,716	13,462	7,054
Total Expenses	596,389	2,308,941	622,173	2,109,365	855,500

WAIVERS AND REIMBURSEMENTS (NOTE 5):
Waiver/reimbursement of investment adviser fee	(529)	(4,339)	(977)	(1,154)	(72,964)
Waiver of administration fee	(4,284)	—	(2,649)	—	—
Waiver of shareholder services fee	(19,345)	—	—	—	—
Total waivers and reimbursements	(24,158)	(4,339)	(3,626)	(1,154)	(72,964)
Net Expenses	572,231	2,304,602	618,547	2,108,211	782,536
Net Investment Income (Loss)	(297,408)	1,636,003	788,448	6,816,475	2,489,320

REALIZED & UNREALIZED GAIN (loss) on investments:
Net realized gain (loss) on investments	(569,406)	(9,271,129)	(2,166,725)	326,030	172,073
Net change in unrealized appreciation (depreciation) on investments	17,147,016	69,521,525	11,841,653	1,255,054	2,040,660
Net realized and unrealized gain on investments	16,577,610	60,250,396	9,674,928	1,581,084	2,212,733
Net Increase in Net Assets Resulting from Operations	$16,280,202	$61,886,399	$10,463,376	$8,397,559	$4,702,053

*Foreign tax withholding	$—	$30,513	$2,533	$—	$—

(a)       Effective March 17, 2009, the Funds’ Board of Trustees approved changing the fiscal year-end of the Trust from January 31 to December 31. The period ended December 31, 2009, as presented above, represents February 1, 2009 through December 31, 2009.

(b)       Including $765, $6,921, $8,667, $1,958 and $1,916 received from affiliated issuers, respectively (Note 5).

See Notes which are integral part of the Financial Statements.

Statements of Operations
For the Year Ended January 31, 2009

					WesMark
	WesMark		WesMark	WesMark	West Virginia
	Small Company	WesMark	Balanced	Government	Municipal
	Growth Fund	Growth Fund	Fund	Bond Fund	Bond Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes*(a)	$333,233	$4,188,544	$702,429	$77,924	$32,559
Interest	70,665	270,916	942,798	10,524,090	3,382,782
Total Investment Income	403,898	4,459,460	1,645,227	10,602,014	3,415,341

EXPENSES:
Investment adviser fee (Note 5)	335,710	1,770,601	387,954	1,200,131	443,186
Administration personnel and services fee (Note 5)	75,000	308,507	75,000	262,370	96,860
Custodian fees (Note 5)	16,291	39,164	13,788	26,424	14,181
Transfer and dividend disbursing agent fees and expenses	32,630	53,972	33,451	33,240	26,065
Directors’ /Trustees’ fees	21,575	21,575	21,575	21,575	21,575
Auditing fees	15,405	25,560	15,968	24,284	17,084
Legal fees	13,874	13,874	13,874	13,724	16,169
Portfolio accounting fees	28,884	109,581	35,424	110,810	52,069
Shareholder services fee (Note 5)	111,899	589,616	129,187	500,054	184,786
Share registration costs	12,471	18,638	15,928	18,610	9,094
Printing and postage	11,357	11,670	10,070	12,166	12,779
Insurance premiums	8,070	18,024	8,282	13,994	8,445
Taxes	5,165	—	37,353	—	—
Miscellaneous	1,703	2,756	1,782	2,227	1,594
Total Expenses	690,034	2,983,538	799,636	2,239,609	903,887

WAIVERS AND REIMBURSEMENTS (NOTE 5):
Waiver/reimbursement of investment adviser fee	(6,440)	(32,688)	(8,334)	(10,232)	(73,864)
Waiver of administration personnel and services fee	(16,505)	—	(7,320)	—	—
Waiver of shareholder services fee	(44,761)	—	—	—	—
Reimbursement of other operating expenses	(5,165)	—	(37,353)	—	—
Total waivers and reimbursements	(72,871)	(32,688)	(53,007)	(10,232)	(73,864)
Net Expenses	617,163	2,950,850	746,629	2,229,377	830,023
Net Investment Income (Loss)	(213,265)	1,508,610	898,598	8,372,637	2,585,318

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	(4,380,498)	(25,039,186)	(2,249,685)	561,483	(207,336)
Net change in unrealized appreciation (depreciation) on investments	(11,054,910)	(65,786,059)	(10,535,188)	221,982	(2,477,655)
Net realized and unrealized gain (loss) on investments	(15,435,408)	(90,825,245)	(12,784,873)	783,465	(2,684,991)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(15,648,673)	$(89,316,635)	$(11,886,275)	$9,156,102	$(99,673)

*Foreign tax withholding	$2,290	$28,846	$415	$—	$—

(a) Including $22,832, $111,923, $31,222, $47,061 and $32,559 received from affiliated issuers, respectively (Note 5).

See Notes which are integral part of the Financial Statements.

Statements of Changes in Net Assets

	WesMark Small Company Growth Fund			WesMark Growth Fund
	Period Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended
	December 31, 2009(a)	January 31, 2009	January 31, 2008	December 31, 2009(a)	January 31, 2009	January 31, 2008
INCREASE (DECREASE) IN NET ASSETS FROM:
Operations
Net investment income (loss)	$(297,408)	$(213,265)	$(198,981)	$1,636,003	$1,508,610	$1,351,994
Net realized gain (loss) on investments	(569,406)	(4,380,498)	358,141	(9,271,129)	(25,039,186)	22,068,180
Net change in unrealized appreciation (depreciation) on investments	17,147,016	(11,054,910)	(1,676,977)	69,521,525	(65,786,059)	(17,151,598)
Net increase (decrease) in net assets resulting from operations	16,280,202	(15,648,673)	(1,517,817)	61,886,399	(89,316,635)	6,268,576

Distributions to Shareholders (Note 4)
From net investment income	—	—	—	(1,636,235)	(1,533,995)	(1,698,016)
From net realized capital gains	(97,024)	(64,493)	(1,351,467)	—	(1,350,647)	(22,770,381)
Decrease in net assets from distributions to shareholders	(97,024)	(64,493)	(1,351,467)	(1,636,235)	(2,884,642)	(24,468,397)

Beneficial Interest Transactions (Note 3)
Proceeds from sale of shares	9,248,213	9,625,526	11,010,557	18,372,840	29,801,324	27,222,328
Shares issued in reinvestment of distributions	27,640	16,883	799,542	687,297	1,313,029	22,413,951
Cost of shares redeemed	(5,140,530)	(3,800,410)	(4,157,776)	(22,446,392)	(24,178,341)	(42,971,726)
Net increase (decrease) resulting from beneficial interest transactions	4,135,323	5,841,999	7,652,323	(3,386,255)	6,936,012	6,664,553
Net Increase (Decrease) In NetAssets	20,318,501	(9,871,167)	4,783,039	56,863,909	(85,265,265)	(11,535,268

NET ASSETS:
Beginning of Period	33,808,405	43,679,572	38,896,533	173,142,173	258,407,438	269,942,706
End of Period*	$54,126,906	$33,808,405	$43,679,572	$230,006,082	$173,142,173	$258,407,438

*’Including accumulated net investment income (loss) of:	$—	$—	$—	$160,873	$189,655	$215,291

(a)       Effective March 17, 2009, the Funds’ Board of Trustees approved changing the fiscal year-end of the Trust from January 31 to December 31. The period ended December 31, 2009, as presented above, represents February 1, 2009 through December 31, 2009.

See Notes which are integral part of the Financial Statements.

	WesMark Balanced Fund			WesMark Government Bond Fund
	Period Ended	Year ended	Year Ended	Period Ended	Year Ended	Year Ended
	December 31, 2009(a)	January 31, 2009	January 31, 2008	December 31, 2009(a)	January 31, 2009	January 31, 2008
INCREASE (DECREASE) IN NET ASSETS FROM:
Operations
Net investment income	$788,448	$898,598	$875,636	$6,816,475	$8,372,637	$8,459,631
Net realized gain (loss) on investments	(2,166,725)	(2,249,685)	3,240,108	326,030	561,483	(399,534)
Net change in unrealized appreciation (depreciation) on investments	11,841,653	(10,535,188)	(1,805,292)	1,255,054	221,982	6,502,955
Net increase (decrease) in net assets resulting from operations	10,463,376	(11,886,275)	2,310,452	8,397,559	9,156,102	14,563,052

Distributions to Shareholders (Note 4)
From net investment income	(753,558)	(897,861)	(883,037)	(6,976,816)	(8,405,527)	(8,487,703)
From net realized capital gains	—	(1,564,351)	(823,101)	—	—	—
Decrease in net assets from distributions to shareholders	(753,558)	(2,462,212)	(1,706,138)	(6,976,816)	(8,405,527)	(8,487,703)

Beneficial Interest Transactions (Note 3)
Proceeds from sale of shares	5,486,272	7,529,877	5,984,159	53,227,526	23,956,124	16,528,737
Shares issued in reinvestment of distributions	139,278	482,509	1,113,402	1,435,921	1,680,933	3,456,378
Cost of shares redeemed	(6,218,953)	(7,315,465)	(7,105,203)	(22,488,517)	(22,062,287)	(18,555,865)
Net increase (decrease) resulting from beneficial interest transactions	(593,403)	696,921	(7,642)	32,174,930	3,574,770	1,429,250
Net Increase (Decrease) In Net Assets	9,116,415	(13,651,566)	596,672	33,595,673	4,325,345	7,504,599

NET ASSETS:
Beginning of Period	42,317,892	55,969,458	55,372,786	204,747,761	200,422,416	192,917,817
End of Period*	$51,434,307	$42,317,892	$55,969,458	$238,343,434	$204,747,761	$200,422,416

*’Including accumulated net investment income (loss) of:	$45,365	$18,609	$18,171	$—	$8,584	$33,464

(a)

Effective March 17, 2009, the Funds’ Board of Trustees approved changing the fiscal year-end of the Trust from January 31 to December 31. The period ended December 31, 2009, as presented above, represents February 1, 2009 through December 31, 2009.

See Notes which are integral part of the Financial Statements.

	WesMark West Virginia Municipal Bond Fund
	Period Ended	Year Ended	Year Ended
	December 31, 2009(a)	January 31, 2009	January 31, 2008
INCREASE (DECREASE) IN NET ASSETS FROM:
Operations
Net investment income	$2,489,320	$2,585,318	$2,323,611
Net realized gain (loss) on investments	172,073	(207,336)	(6,475)
Net change in unrealized appreciation (depreciation) on investments	2,040,660	(2,477,655)	256,301
Net increase (decrease) in net assets resulting from operations	4,702,053	(99,673)	2,573,437

Distributions to Shareholders (Note 4)
From net investment income	(2,471,587)	(2,583,433)	(2,308,417)
Decrease in net assets from distributions to shareholders	(2,471,587)	(2,583,433)	(2,308,417)

Beneficial Interest Transactions (Note 3)
Proceeds from sale of shares	13,511,133	15,518,666	8,774,776
Shares issued in reinvestment of distributions	310,647	266,673	722,465
Cost of shares redeemed	(7,888,117)	(6,375,174)	(9,007,379)
Net increase resulting from beneficial interest transactions	5,933,663	9,410,165	489,862
Net Increase In Net Assets	8,164,129	6,727,059	754,882

NET ASSETS:
Beginning of Period	77,436,051	70,708,992	69,954,110
End of Period*	$85,600,180	$77,436,051	$70,708,992

*’Including accumulated net investment income (loss) of:	$—	$—	$64

(a)

Effective March 17, 2009, the Funds’ Board of Trustees approved changing the fiscal year-end of the Trust from January 31 to December 31. The period ended December 31, 2009, as presented above, represents February 1, 2009 through December 31, 2009.

See Notes which are integral part of the Financial Statements.

Intentionally Left Blank

Financial Highlights

	Net Asset	Net		Net Realized and		Distributions	Distributions
	Value	Investment		Unrealized	Total from	from Net	from Net
	Beginning	Income/		Gain/(Loss)	Investment	Investment	Realized Gain
Year Ended January 31,	of Period	(Loss)		on Investments	Operations	Income	on Investments

WESMARK SMALL COMPANY GROWTH FUND
2005	$7.48	(0.06	)(c)	(0.23)	(0.29)	—	—
2006	$7.19	(0.06	)(c)	1.83	1.77	—	—
2007(d)	$8.96	—		0.41	0.41	—	—
2008	$9.37	—		(0.18)	(0.18)	—	(0.31)
2009	$8.88	(0.04	)(c)	(2.77)	(2.81)	—	(0.01)
2009(e)	$6.06	(0.05)		2.77	2.72	—	(0.02)

WESMARK GROWTH FUND
2005	$12.81	0.09		(0.42)	(0.33)	(0.11)	—
2006	$12.37	0.01		1.48	1.49	(0.01)	—
2007(d)	$13.85	0.07		0.67	0.74	(0.05)	(0.70)
2008	$13.84	0.07		0.28	0.35	(0.09)	(1.20)
2009	$12.90	0.07		(4.39)	(4.32)	(0.07)	(0.07)
2009(e)	$8.44	0.08		2.88	2.96	(0.08)	—

WESMARK BALANCED FUND
2005	$9.10	0.18		(0.23)	(0.05)	(0.18)	—
2006	$8.87	0.11		0.60	0.71	(0.11)	—
2007(d)	$9.47	0.14		0.50	0.64	(0.14)	—
2008	$9.97	0.16		0.26	0.42	(0.16)	(0.15)
2009	$10.08	0.16		(2.22)	(2.06)	(0.16)	(0.28)
2009(e)	$7.58	0.14		1.72	1.86	(0.13)	—

WESMARK GOVERNMENT BOND FUND
2005	$10.03	0.34		(0.08)	0.26	(0.33)	(0.01)
2006	$9.95	0.33		(0.24)	0.09	(0.33)	(0.01)
2007(d)	$9.70	0.40		(0.03)	0.37	(0.40)	—
2008	$9.67	0.42		0.30	0.72	(0.42)	—
2009	$9.97	0.41		0.05	0.46	(0.42)	—
2009(e)	$10.01	0.32		0.09	0.41	(0.33)	—

WESMARK WEST VIRGINIA MUNICIPAL BOND FUND
2005	$10.63	0.31		(0.01)	0.30	(0.31)	(0.05)
2006	$10.57	0.32		(0.18)	0.14	(0.32)	(0.01)
2007(d)	$10.38	0.34		(0.03)	0.31	(0.34)	—
2008	$10.35	0.34		0.04	0.38	(0.34)	—
2009	$10.39	0.35		(0.37)	(0.02)	(0.35)	—
2009(e)	$10.02	0.32		0.29	0.61	(0.32)	—

(a)       Based on net asset value, which does not reflect the sales charge, contingent deferred sales charge or redemption fee, if applicable. Total return not annualized for periods less than one full year.

(b)       This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown.

(c)        Per share numbers have been calculated using the average shares method.

(d)       Beginning with the year ended January 31, 2007, the Funds were audited by Tait, Weller & Baker LLP. The previous years were audited by another independent registered public accounting firm.

(For a share outstanding throughout the period)

		Ratios to Average Net Assets
						Net				Net Asset
		Net Asset				Investment		Expense		Value	Portfolio
	Total	Value, End	Total	Net		Income/		Waiver/		End of Period	Turnover
Year Ended January 31,	Distributions	of Period	Return(a)	Expenses		(Loss)		Reimbursement(b)		(000 omitted)	Rate

WESMARK SMALL COMPANY GROWTH FUND
2005	—	$7.19	(3.88)%	1.62%		(0.89)%		0.38%		$21,532	62%
2006	—	$8.96	24.62%	1.59%		(0.83)%		0.28%		$30,492	84%
2007(d)	—	$9.37	4.58%	1.40%		(0.17)%		0.19%		$38,897	55%
2008	(0.31)	$8.88	(2.15)%	1.39%		(0.45)%		0.15%		$43,680	78%
2009	(0.01)	$6.06	(31.66)%	1.38%		(0.48)%		0.16%		$33,808	84%
2009(e)	(0.02)	$8.76	45.00%	1.42	%(f)	(0.74	)%(f)	0.06	%(f)	$54,127	80%

WESMARK GROWTH FUND
2005	(0.11)	$12.37	(2.63)%	1.14%		0.71%		0.11%		$249,647	51%
2006	(0.01)	$13.85	12.01%	1.28%		0.08%		0.01%		$269,575	76%
2007(d)	(0.75)	$13.84	5.43%	1.24%		0.50%		0.01%		$269,943	83%
2008	(1.29)	$12.90	2.22%	1.26%		0.49%		0.01%		$258,407	112%
2009	(0.14)	$8.44	(33.75)%	1.25%		0.64%		0.01%		$173,142	91%
2009(e)	(0.08)	$11.32	35.18%	1.24	%(f)	0.88	%(f)	0.00	%(f)(g)	$230,006	58%

WESMARK BALANCED FUND
2005	(0.18)	$8.87	(0.53)%	1.26%		1.95%		0.12%		$57,523	38%
2006	(0.11)	$9.47	8.11%	1.45%		1.28%		0.03%		$53,524	76%
2007(d)	(0.14)	$9.97	6.85%	1.40%		1.51%		0.03%		$55,373	63%
2008	(0.31)	$10.08	4.19%	1.41%		1.54%		0.02%		$55,969	85%
2009	(0.44)	$7.58	(21.23)%	1.44%		1.74%		0.10%		$42,318	52%
2009(e)	(0.13)	$9.31	24.81%	1.43	%(f)	1.82	%(f)	0.01	%(f)	$51,434	35%

WESMARK GOVERNMENT BOND FUND
2005	(0.34)	$9.95	2.68%	0.99%		3.38%		0.11%		$190,125	58%
2006	(0.34)	$9.70	0.98%	1.11%		3.40%		0.01%		$192,435	99%
2007(d)	(0.40)	$9.67	3.91%	1.10%		4.17%		0.01%		$192,918	70%
2008	(0.42)	$9.97	7.68%	1.10%		4.34%		0.01%		$200,422	35%
2009	(0.42)	$10.01	4.70%	1.11%		4.19%		0.01%		$204,748	24%
2009(e)	(0.33)	$10.09	4.13%	1.07	%(f)	3.46	%(f)	0.00	%(f)(g)	$238,343	42%

WESMARK WEST VIRGINIA MUNICIPAL BOND FUND
2005	(0.36)	$10.57	2.97%	0.99%		2.99%		0.20%		$74,696	22%
2006	(0.33)	$10.38	1.30%	1.13%		3.07%		0.10%		$72,825	19%
2007(d)	(0.34)	$10.35	3.05%	1.11%		3.32%		0.10%		$69,954	10%
2008	(0.34)	$10.39	3.78%	1.14%		3.35%		0.10%		$70,709	6%
2009	(0.35)	$10.02	(0.12)%	1.12%		3.50%		0.10%		$77,436	16%
2009(e)	(0.32)	$10.31	6.13%	1.07	%(f)	3.41	%(f)	0.10	%(f)	$85,600	7%

(e)        Effective March 17, 2009, the Fund’s Board of Trustees approved changing the fiscal year-end of the Trust from January 31 to December 31. The period ended December 31, 2009, as presented above, represents February 1, 2009 through December 31, 2009.

(f)           Ratios for periods of less than a year are annualized.

(g)       Less than 0.005%.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2009

1. organization

WesMark Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of five portfolios (individually referred to as the “Fund”, or collectively as the “Funds”) which are presented herein:

Portfolio Name	Diversification	Investment Objective
WesMark Small Company Growth Fund (“Small Company Growth Fund”)	diversified	to achieve capital appreciation
WesMark Growth Fund (“Growth Fund”)	diversified	to achieve capital appreciation
WesMark Balanced Fund (“Balanced Fund”)	diversified	to achieve capital appreciation and income
WesMark Government Bond Fund (“Government Bond Fund”)	diversified	to achieve high current income consistent with pres-ervation of capital
WesMark West Virginia Municipal Bond Fund (“West Virginia Municipal Bond Fund”)	non-diversified	to achieve current income which is exempt from federal income tax and income taxes imposed by the State of West Virginia

The assets of each Fund are segregated and a shareholder’s interest is limited to the Fund in which shares are held. Each Fund pays its own expenses.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles (“GAAP”) in the United States of America. The Funds have adopted the Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), issued in June 2009.

The accompanying financial statements were prepared in accordance GAAP in the United States, which require the use of estimates made by management of the Funds. Actual results could differ from those estimated.

Investment Valuation — In calculating its net asset value (NAV), the Funds generally value investments as follows:

•                  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price on their principal exchange or market.

•                  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the “Trustees”).

•                  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).

•                  Shares of other mutual funds are valued based upon their reported NAVs.

If the Funds cannot obtain a price or price evaluation from a pricing service for an investment, the Funds may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Funds use the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Funds could purchase or sell an investment at the price used to calculate the Funds’ NAVs.

Fair Valuation and Significant Events Procedures — The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. The Funds normally use mid evaluations (a price evaluation indicative of a price between the bid and asked prices for an investment) for fixed-income securities. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of

Notes to Financial Statements (continued)

December 31, 2009

significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

•                  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;

•                  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;

•                  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and

•                  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Funds may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Funds will determine the fair value of the investment using another method approved by the Trustees.

The Funds follow the provisions of ASC 820, “Fair Value Measurements and Disclosures” (“ASC 820”). In accordance with ASC 820, fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1—Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2—Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used as of December 31, 2009 in valuing the Funds’ investments carried at fair value:

WesMarK sMall CoMPanY groWtH Fund

		Level 2 -
Investments in		Other Significant	Level 3 - Significant
Securities at Value	Level 1 - Quoted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks	$49,017,895	$—	$—	$49,017,895
Exchange Traded Funds	2,513,600	—	—	2,513,600
Short Term Investments	1,580,048	—	—	1,580,048
TOTAL	$53,111,543	$—	$—	$53,111,543

WESMARK GROWTH FUND

		Level 2 -
Investments in		Other Significant	Level 3 - Significant
Securities at Value	Level 1 - Quoted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks	$201,049,700	$—	$—	$201,049,700
Closed End Funds	7,987,699	—	—	7,987,699
Exchange Traded Funds	11,582,650	—	—	11,582,650
U.S. Government Agency Securities	—	4,620,024	—	4,620,024
Short Term Investments	6,178,215	—	—	6,178,215
TOTAL	$226,798,264	$4,620,024	$—	$231,418,288

Notes to Financial Statements (continued)

December 31, 2009

WESMARK BALANCED FUND

		Level 2 -
Investments in		Other Significant	Level 3 - Significant
Securities at Value	Level 1 - Quoted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks	$28,987,537	$—	$—	$28,987,537
Closed End Funds	279,400	—	—	279,400
Exchange Traded Funds	2,361,048	—	—	2,361,048
Preferred Stocks	711,800	—	—	711,800
Corporate Bonds	—	8,188,382	—	8,188,382
Collateralized Mortgage Obligations	—	1,286,577	—	1,286,577
Mortgage Backed Securities	—	5,615,467	—	5,615,467
U.S. Government Agency Securities	—	1,764,850	—	1,764,850
U.S. Treasury Notes	—	481,096	—	481,096
Short Term Investments	1,487,826	—	—	1,487,826
TOTAL	$33,827,611	$17,336,372	$—	$51,163,983

WESMARK GOVERNMENT BOND FUND

		Level 2 -
Investments in		Other Significant	Level 3 - Significant
Securities at Value	Level 1 - Quoted Prices	Observable Inputs	Unobservable Inputs	Total
Collateralized Mortgage Obligations	$—	$48,926,690	$—	$48,926,690
Mortgage Backed Securities	—	105,550,712	—	105,550,712
U.S. Government Agency Securities	—	64,472,313	—	64,472,313
U.S. Treasury Notes	—	9,621,930	—	9,621,930
Municipal Bonds	—	8,025,039	—	8,025,039
Short Term Investments	1,001,663	—	—	1,001,663
TOTAL	$1,001,663	$236,596,684	$—	$237,598,347

WESMARK WEST VIRGINIA MUNICIPAL BOND FUND

		Level 2 -
Investments in		Other Significant	Level 3 - Significant
Securities at Value	Level 1 - Quoted Prices	Observable Inputs	Unobservable Inputs	Total
Municipal Bonds	$—	$81,965,178	$—	$81,965,178
Short Term Investments	4,482,666	—	—	4,482,666
TOTAL	$4,482,666	$81,965,178	$—	$86,447,844

All securities of the Funds were valued using either Level 1 or Level 2 inputs during the eleven months ended December 31, 2009. Thus a reconciliation of assets in which significant unobservable inputs (Level 3) were used is not applicable for the Funds.

Investment Income, Expenses and Distributions — Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, for the Small Company Growth Fund and Growth Fund are declared and paid quarterly. Distributions of net investment income for the Balanced Fund are declared and paid monthly, and distributions of net investment income for the Government Bond Fund and West Virginia Municipal Bond Fund are declared daily and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Notes to Financial Statements (continued)

December 31, 2009

Premium and Discount Amortization/Paydown Gains and Losses — All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes. Gains and losses realized on principal payment of mortgage-backed securi-ties (paydown gains and losses) are classified as part of investment income.

Federal Taxes — It is each Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Funds comply with the provisions of ASC 740, “Income Taxes” (“ASC 740”). As of, and during the period ended, December 31, 2009, the Funds did not have a liability for any uncertain tax positions. The Funds recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations. As of December 31, 2009, tax years ended January 31, 2007 through 2009, and the period ended December 31, 2009, remain subject to examination by the Funds’ major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

The Funds may be subject to taxes imposed by governments of countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated. The Funds accrue and apply such taxes to net investment income, net realized gains and net unrealized gains as income gains are earned.

When-Issued and Delayed Delivery Transactions — The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities — Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Funds or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Funds will not incur any registration costs upon such resales. The Funds’ restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

	Small Company Growth Fund
	Period Ended	Year Ended	Year Ended
	December 31, 2009*	January 31, 2009	January 31, 2008
Shares sold	1,271,028	1,133,093	1,108,710
Shares issued to shareholders in payment of distributions declared	4,901	1,880	82,872
Shares redeemed	(671,931)	(477,708)	(424,689)
Net increase resulting from share transactions	603,998	657,265	766,893
Shares outstanding, end of period	6,179,997	5,575,999	4,918,734

	Growth Fund
	Period Ended	Year Ended	Year Ended
	December 31, 2009*	January 31, 2009	January 31, 2008
Shares sold	1,976,149	2,554,481	1,906,494
Shares issued to shareholders in payment of distributions declared	68,064	115,309	1,667,771
Shares redeemed	(2,245,820)	(2,177,224)	(3,048,703)
Net increase/(decrease) resulting from share transactions	(201,607)	492,566	525,562
Shares outstanding, end of period	20,321,059	20,522,666	20,030,100

Notes to Financial Statements (continued)

December 31, 2009

	Balanced Fund
	Period Ended	Year Ended	Year Ended
	December 31, 2009*	January 31, 2009	January 31, 2008
Shares sold	660,223	810,826	577,061
Shares issued to shareholders in payment of distributions declared	16,610	51,465	108,389
Shares redeemed	(729,781)	(834,939)	(688,722)
Net increase/(decrease) resulting from share transactions	(52,948)	27,352	(3,272)
Shares outstanding, end of period	5,526,998	5,579,946	5,552,594

	Government Bond
	Period Ended	Year Ended	Year Ended
	December 31, 2009*	January 31, 2009	January 31, 2008
Shares sold	5,252,527	2,426,341	1,699,127
Shares issued to shareholders in payment of distributions declared	141,875	170,103	354,073
Shares redeemed	(2,224,623)	(2,232,991)	(1,906,383)
Net increase resulting from share transactions	3,169,779	363,453	146,817
Shares outstanding, end of period	23,627,798	20,458,019	20,094,566

	West Virginia Municipal Bond Fund
	Period Ended	Year Ended	Year Ended
	December 31, 2009*	January 31, 2009	January 31, 2008
Shares sold	1,314,005	1,542,894	849,976
Shares issued to shareholders in payment of distributions declared	30,449	26,847	70,073
Shares redeemed	(771,807)	(646,154)	(873,893)
Net increase resulting from share transactions	572,647	923,587	46,156
Shares outstanding, end of period	8,304,376	7,731,729	6,808,142

*                 Effective March 17, 2009, the Funds’ Board of Trustees approved changing the fiscal year-end of the Trust from January 31 to December 31. The period ended June 30, 2009, as presented above, represents February 1, 2009 through June 30, 2009.

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to partnership adjustments, RIC adjustments and net operating loss. For the period ended December 31, 2009, permanent differences identified and reclassified among the components of net assets were as follows:

	Increase/(Decrease)
		Undistributed Net Investment	Accumulated Net Realized
Fund Name	Paid in Capital	Income/(Loss)	Gain/(Loss)
Small Company Growth Fund	$(417,882)	$297,408	$120,474
Growth Fund	$1	$(28,550)	$28,549
Balanced Fund	$—	$(8,134)	$8,134
Government Bond Fund	$(151,757)	$151,757	$—
West Virginia Municipal Bond Fund	$—	$(17,733)	$17,733

Included in the amounts reclassified for Small Company Growth Fund was a net operating loss offset to paid in capital of $316,978.

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statements of Changes in Net Assets for the period ended December 31, 2009 and year ended January 31, 2009, was as follows:

	For Period Ended December 31, 2009
Fund Name	Tax-Exempt Income	Ordinary Income*	Long-Term Capital Gains	Total
Small Company Growth Fund	$—	$97,024	$—	$97,024
Growth Fund	$—	$1,636,235	$—	$1,636,235
Balanced Fund	$—	$753,558	$—	$753,558
Government Bond Fund	$—	$6,976,816	$—	$6,976,816
West Virginia Municipal Bond Fund	$2,465,806	$5,781	$—	$2,471,587

* For tax purposes short-term capital gain distributions are considered ordinary income distributions.

Notes to Financial Statements (continued)

December 31, 2009

	For Year Ended January 31, 2009
Fund Name	Tax-Exempt Income	Ordinary Income*	Long-Term Capital Gains	Total
Small Company Growth Fund	$—	$—	$64,476	$64,476
Growth Fund	$—	$1,533,995	$1,350,647	$2,884,642
Balanced Fund	$—	$897,861	$1,564,351	$2,462,212
Government Bond Fund	$—	$8,405,527	$—	$8,405,527
West Virginia Municipal Bond Fund	$2,518,735	$64,698	$—	$2,583,433

* For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

			Unrealized		Capital Loss
	Undistributed	Undistributed	Appreciation/	Other Temporary	Carryforward
Fund Name	Tax-Exempt Income	Ordinary Income	(Depreciation)	Adjustments	and Deferrals
Small Company Growth Fund	$—	$—	$7,487,044	$—	$(4,499,287)
Growth Fund	$—	$160,873	$19,170,538	$—	$(34,641,577)
Balanced Fund	$—	$46,482	$4,429,974	$(1,117)	$(4,414,722)
Government Bond Fund	$—	$—	$6,586,905	$—	$(1,579,512)
West Virginia Municipal Bond Fund	$—	$—	$1,631,366	$—	$(69,322)

For federal income tax purposes, the following amounts apply as of December 31, 2009:

			Gross unrealized	Net unrealized
	Cost of	Gross unrealized appreciation	depreciation (excess of	appreciation/
Fund Name	Investments	(excess of value over tax cost)	tax cost over value)	(depreciation)
Small Company Growth Fund	$45,624,499	$9,148,651	$(1,661,607)	$7,487,044
Growth Fund	$212,247,750	$28,623,476	$(9,452,938)	$19,170,538
Balanced Fund	$46,734,009	$5,854,279	$(1,424,305)	$4,429,974
Government Bond Fund	$231,011,442	$7,823,068	$(1,236,163)	$6,586,905
West Virginia Municipal Bond Fund	$84,816,478	$2,241,077	$(609,711)	$1,631,366

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales, income and distributions from investments in partnerships, and discount accretion/ premium amortization on debt securities.

At December 31, 2009, the Funds had capital loss carryforwards which will reduce the Funds’ taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

Fund Name	2014	2015	2016	2017	Total
Small Company Growth Fund	$—	$—	$325,959	$4,014,958	$4,340,917
Growth Fund	$—	$—	$1,874,127	$32,314,607	$34,188,734
Balanced Fund	$—	$—	$655,166	$3,482,433	$4,137,599
Government Bond Fund	$684,522	$829,867	$—	$—	$1,514,389
West Virginia Municipal Bond Fund	$—	$—	$69,322	$—	$69,322

The Government Bond Fund and the West Virginia Municipal Bond Fund used capital loss carryforwards of $391,153, and $79,897, respectively, to offset taxable capital gains realized during the period ended December 31, 2009.

Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.

Notes to Financial Statements (continued)

December 31, 2009

As of December 31, 2009, for federal income tax purposes, post-October losses were deferred to December 31, 2010 as follows:

Small Company Growth Fund	$158,370
Growth Fund	$452,843
Balanced Fund	$277,123
Government Bond Fund	$65,123

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee — WesBanco Investment Department is the Funds’ investment adviser (the “Adviser”). The advisory agreement between the Funds and the Adviser provides for an annual fee equal to the percentage of each Fund’s average daily net assets as follows:

Investment Adviser
Fund Name	Fee Percentage
Small Company Growth Fund	0.75%
Growth Fund	0.75%
Balanced Fund	0.75%
Government Bond Fund	0.60%
West Virginia Municipal Bond Fund	0.60%

The Adviser may choose to waive any portion of its fee. The Adviser can modify or terminate this waiver at any time at its sole discretion.

For the period ended December 31, 2009, the Adviser waived the Following Fees:

Fund Name	Adviser Fee Waiver
West Virginia Municipal Bond Fund	$62,399

For the year ended January 31, 2009, the Adviser waived the following fees:

Fund Name	Adviser Fee Waiver
Growth Fund	$511
West Virginia Municipal Bond Fund	$66,057

Administrative Fee — ALPS Fund Services, Inc. (“ALPS”) provides the Funds with certain administrative personnel and services. The fees paid to ALPS are based on an annual rate of 0.07% the daily average aggregate net assets of the Trust for the period, subject to a $650,000 annual minimum (on the Trust level).

Federated Services Company (“FServ”) provided administrative personnel and services to the Funds through March 23, 2009. The fee paid to FServ was based on a scale that ranged from 0.150% to 0.075% of the average aggregate net assets of the Trust for the period, subject to a $75,000 minimum per Fund. FServ was able to voluntarily choose to waive any portion of its fee. FServ was able to modify or terminate any voluntary waivers at any time at its sole discretion.

For the period ended December 31, 2009, FServ voluntarily waived the following fees:

Administrative Fee
Fund Name	Waiver
Small Company Growth Fund	$4,284
Balanced Fund	$2,649

For the year ended January 31, 2009, FServ voluntarily waived the following fees:

Administrative Fee
Fund Name	Waiver
Small Company Growth Fund	$16,505
Balanced Fund	$7,320

In addition, FServ Voluntarily reimbursed other operating expenses of $5,165 and $37,353 for Small Company Growth Fund and Balanced Fund, respectively.

Distribution (12b-1) Fee — ALPS Distributors, Inc. (“ADI”) serves as the Funds’ distributor. Prior to March 23, 2009, Edgewood Services Inc. (“Edgewood”) was the Funds’ distributor.

The Funds’ Trustees previously adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan the Funds could have compensated Edgewood from the net assets of the Funds to finance activities intended to result in sale of each Fund’s shares. The Plan specified that the Funds may have incurred distribution expenses at 0.25% of the daily net assets of each Fund. The Plan expired on August 31, 2007 and the Funds Trustees did not approve its renewal.

Shareholder Services Fee — Under the terms of a Shareholder Services Agreements with WesBanco Bank (“WesBanco”) and other financial institutions, the Funds may pay WesBanco, or other financial institutions up to 0.25% of average daily net assets. The fee is used to finance certain services for shareholders and to maintain shareholder accounts. WesBanco and the financial institutions may voluntarily choose to waive any portion of its fee. WesBanco and the financial institutions can modify or terminate this voluntary waiver at any time at their sole discretion.

Notes to Financial Statements (continued)

December 31, 2009

Effective August 1, 2009, the voluntary fee waiver for the Small Company Growth Fund, which was set at an annual rate of 0.10% of average daily net assets of the Fund, was discontinued. For the period ended December 31, 2009, WesBanco voluntarily waived the following fees:

Shareholder Services
Fund Name	Fee Waiver
Small Company Growth Fund	$19,345

For the year ended January 31, 2009, WesBanco voluntarily waived the following fees:

Shareholder Services
Fund Name	Fee Waiver
Small Company Growth Fund	$44,761

Custodian Fees — WesBanco is the Funds’ custodian. The custodian fee paid to WesBanco is based on the level of each Fund’s average daily net assets for the period, plus out-of-pocket expenses. WesBanco may voluntarily choose to waive any portion of its fee. WesBanco can modify or terminate this voluntary waiver at any time at its sole discretion.

General — Certain Officers and Trustees of the Funds are Officers and Directors or Trustees of the above companies.

Transactions with Affiliates — Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser or which are distributed by the Funds’ distributor or by an affiliate of the Funds’ distributor. The Adviser has agreed to reimburse the Funds for certain investment adviser fees as a result of transactions in other affiliated mutual funds.

For the period ended December 31, 2009, the Adviser reimbursed the following fees:

Adviser Fee
Fund Name	Reimbursed
Small Company Growth Fund	$529
Growth Fund	$4,339
Balanced Fund	$977
Government Bond Fund	$1,154
West Virginia Municipal Bond Fund	$10,565

For the year ended January 31, 2009, the Adviser reimbursed the following fees:

Adviser Fee
Fund Name	Reimbursed
Small Company Growth Fund	$6,440
Growth Fund	$32,177
Balanced Fund	$8,334
Government Bond Fund	$10,232
West Virginia Municipal Bond Fund	$7,807

Transactions with affiliated companies during the period ended December 31, 2009 were as follows:

		Balance of			Balance of
		Shares Held	Purchases/	Sales/	Shares Held		Dividend
Fund Name	Affiliated Fund Name	1/31/2009	Additions	Reductions	12/31/2009	Value	Income(a)
Small Company Growth Fund	Prime Obligations Fund, Institutional Shares(a)	682,776	25,732,586	(24,835,314)	1,580,048	$1,580,048	$765
Growth Fund	Prime Obligations Fund, Institutional Shares(a)	2,993,970	123,183,024	(119,998,779)	6,178,215	$6,178,215	$6,921
Balanced Fund	Prime Obligations Fund, Institutional Shares(a)	1,353,313	17,301,020	(17,166,507)	1,487,826	$1,487,826	$8,667
Government Bond Fund	Prime Obligations Fund, Institutional Shares(a)	562,721	97,840,779	(97,401,837)	1,001,663	$1,001,663	$1,958
West Virginia Municipal Bond Fund	Prime Obligations Fund, Institutional Shares(a)	2,213,549	14,537,818	(14,268,684)	2,482,683	$2,482,683	$1,916
Total of Affiliated Transactions		7,806,329	278,595,227	(273,671,121)	12,730,435	$12,730,435	$20,227

(a)       The Prime Obligations Fund was no longer considered an affiliated company on March 21, 2009 due to a change in the Funds’ distributor. Dividend Income is stated for the period February 1, 2009 through March 21, 2009.

Notes to Financial Statements (continued)

December 31, 2009

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the period ended December 31, 2009, were as follows:

Fund Name	Purchases	Sales
WesMark Small Company Growth Fund	$34,596,098	$30,795,293
WesMark Growth Fund	109,751,549	107,608,239
WesMark Balanced Fund	12,433,754	14,262,039
WesMark Government Bond Fund	30,045,116	40,363,051
WesMark West Virginia Municipal Bond Fund	10,971,297	5,539,267

7. CONCENTRATION OF RISK

Since the West Virginia Municipal Bond Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that in-vests nationally. In order to reduce the credit risk associated with such factors, at December 31, 2009, 65.9% of the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency was 18.9% of total investments.

Additionally, the Funds may invest a portion of their assets in securities of companies that are deemed by the Funds’ management to be classified in similar business sectors. The economic developments within a particular sector may have an adverse effect on the ability of issuers to meet their obligations. Additionally, economic developments may have an effect on the liquidity and volatility of portfolio securities.

8. NEW ACCOUNTING PRONOUNCEMENT

In January 2010, the FASB issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” that requires additional disclosures regarding fair value measurements. Certain required disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact it will have on its financial statement disclosures.

9. SUBSEQUENT EVENTS

Management has performed a review for subsequent events through February 24, 2010, the date this report was issued. There were no reportable events for the Funds as a result of their review.

10. FEDERAL TAX INFORMATION (UNAUDITED)

For the period ended December 31, 2009, 99.77% of the distributions from net investment income for West Virginia Municipal Bond Fund is exempt from federal income tax.

Of the ordinary income (including short-term capital gain) distributions made by the Funds during the period ended December 31, 2009, the percentages qualifying for the dividend received deduction available to corporate shareholders are as follows:

Fund Name	Percentage
Growth Fund	100.00%
Balanced Fund	61.73%

Of the ordinary income (including short-term capital gain) distributions made by the Funds during the period ended December 31, 2009, the percentages qualifying for the dividend received deduction available to corporate shareholders are as follows.

For the fiscal year ended December 31, 2009, the following percentages of total ordinary dividends paid by the Funds are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information will be reported in conjunction with the reporting of your distributions on Form 1099-DIV. The percentages were as follows:

Fund Name	Percentage
Growth Fund	100.00%
Balanced Fund	64.41%

Report of Independent Registered Public Accounting Firm

December 31, 2009

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF WESMARK FUNDS

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments of the WesMark Balanced Fund, WesMark Government Bond Fund, WesMark Growth Fund, WesMark Small Company Growth Fund and WesMark West Virginia Municipal Bond Fund, each a series of the WesMark Funds (the “Trust”), as of December 31, 2009, and the related statements of operations for the period February 1, 2009 to December 31, 2009 and the year ended January 31, 2009, the statements of changes in net assets for the period February 1, 2009 to December 31, 2009 and for each of the two years in the period ended January 31, 2009, and the financial highlights for the period February 1, 2009 to December 31, 2009 and for each of the three years in the period ended January 31, 2009. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended January 31, 2006 have been audited by other auditors, whose report dated March 20, 2006 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the WesMark Funds as of December 31, 2009, the results of their operations for the period February 1, 2009 to December 31, 2009 and the year ended January 31, 2009, the changes in their net assets for the period February 1, 2009 to December 31, 2009 and for each of the two years in the period ended January 31, 2009 and the financial highlights for the period February 1, 2009 to December 31, 2009 and for each of the three years in the period ended January 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 24, 2010

Shareholder Expense Example

December 31, 2009 (Unaudited)

As a shareholder of a Fund, you incur ongoing costs, including management fees and to the extent applicable, shareholder services fees and other Fund expenses. This example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 to December 31, 2009.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value	Ending Account Value	Expenses Paid
	July 1, 2009	December 31, 2009	During Period(1)
Actual
WesMark Small Company Growth Fund	$1,000.00	$1,182.20	$7.63
WesMark Growth Fund	$1,000.00	$1,186.20	$6.74
WesMark Balanced Fund	$1,000.00	$1,134.60	$7.44
WesMark Government Bond Fund	$1,000.00	$1,016.50	$5.41
WesMark West Virginia Municipal Bond Fund	$1,000.00	$1,036.40	$5.49
Hypothetical (assuming a 5% return before expenses)
WesMark Small Company Growth Fund	$1,000.00	$1,018.21	$7.05
WesMark Growth Fund	$1,000.00	$1,019.04	$6.23
WesMark Balanced Fund	$1,000.00	$1,018.24	$7.03
WesMark Government Bond Fund	$1,000.00	$1,019.84	$5.42
WesMark West Virginia Municipal Bond Fund	$1,000.00	$1,019.82	$5.44

(1)       Expenses are equal to the Funds’ annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The annualized net expense ratios are as follows:

WesMark Small Company Growth Fund	1.39%
WesMark Growth Fund	1.22%
WesMark Balanced Fund	1.38%
WesMark Government Bond Fund	1.07%
WesMark West Virginia Municipal Bond Fund	1.07%

Board of Trustees and Trust Officers

December 31, 2009 (Unaudited)

The Board is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Funds as of December 31, 2009. Where required, the tables separately list Board members who are “interested persons” of the Funds (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). The WesMark Fund Complex consists of one Investment Company (comprising five portfolios). Unless otherwise noted, each Officer is elected annually; each Board member oversees all portfolios in the WesMark Fund Complex; and serves for an indefinite term.

Principal Occupations Held in the Past Five Years,
Name*, Age, Date Service Began	Other Directorships Held and Previous Positions

INTERESTED TRUSTEE

Robert E. Kirkbride* Age: 70 CHAIRMAN AND TRUSTEE Began Serving: September 2004

Principal Occupations: Director, WesBanco, Inc.; Officer and Director, Ohio Valley Land Company (real estate development); Officer, Christy & Associates (real estate development and investment management); Director, The Mountain Company (holding company); Director, The Laurel Management Group (holding company); Director and Officer, Thunder Corporation (oil and gas production).

Principal Occupations Held in the Past Five Years,
Name*, Age, Date Service Began	Other Directorships Held and Previous Positions

INDEPENDENT TRUSTEES

Lawrence E. Bandi Age: 55 TRUSTEE Began Serving: September 2004

Principal Occupations: Chief Financial Officer, MPD Corporation, Wheeling, WV

Other Directorships: Special Wish Foundation, United Way of the Upper Ohio Valley; Wheeling Convention and Visitors Bureau, Catholic Charities West Virginia, Inc., Welty Corporation, Wheeling National Heritage Area Corporation.

Previous Positions: President and Chief Executive Officer, Valley National Gases, Inc.; Chief Financial Officer & Vice President West Virginia Northern Community College.

Richard A. Hay Age: 60 TRUSTEE Began Serving: November 2007	Principal Occupation: Retired Previous Occupation: Senior Vice President, UBS Financial Services January 2000 through February 2007

Mark E. Kaplan† Age: 47 TRUSTEE Began Serving: September 2004

Principal Occupation: Senior Vice President and Chief Financial Officer, Duquesne Light.

Other Directorships Held: Board Member, Main Stay Life Services.

Previous Positions: President, Chief Financial Officer and Director, Weirton Steel Corporation; Senior Audit Manager, Arthur Anderson LLP; Corporate Controller, Black Box Corporation (network services).

*                 All Trustees may be reached via the Funds at 1290 Broadway, Suite 1100, Denver, CO, 80203.

†                 Mr. Kaplan resigned his position with the Board of Trustees effective February 16, 2010.

Positions Held with Fund
Name, Age, Address	Date Service Began	Principal Occupation(s) and Previous Position(s)

OFFICERS

Jerome B. Schmitt Age: 60 WesBanco Trust and Investment Services One Bank Plaza Wheeling, WV 26003	CHIEF EXECUTIVE OFFICER Began Serving: March 2009 PRESIDENT Began Serving: September 2004	Principal Occupations: Co-Portfolio Manager of the WesMark Funds; Executive Vice President, WesBanco, Inc., WesBanco Trust and Investment Services, and Wesbanco Bank, Inc.

Deborah Ferdon Age: 57 WesBanco Trust and Investment Services One Bank Plaza Wheeling, WV 26003	CHIEF COMPLIANCE OFFICER SR. VICE PRESIDENT Began Serving: September 2004

Principal Occupations: Chief Compliance Officer and Senior Vice President of the WesMark Funds, WesBanco Investment Department, and WesBanco Trust and Investment Services.

Previous Positions: Concurrently Compliance Officer, Provident Riverfront Funds; Chief Compliance Officer, Provident Investment Advisers; and Chief Compliance Officer Provident Securities & Investments, 2001 to 2004.

David B. Ellwood Age: 53 WesBanco Trust and Investment Services One Bank Plaza Wheeling, WV 26003	CHIEF FINANCIAL OFFICER TREASURER Began Serving: March 2009 VICE PRESIDENT Began Serving: September 2004	Principal Occupations: Co-Portfolio Manager of the WesMark Funds; Senior Vice President, WesBanco Trust and Investment Services.

Todd P. Zerega Age: 35 225 5th Avenue, Suite 1200 Pittsburgh, PA 15222	SECRETARY Began Serving: September 2004	Principal Occupations: Partner, Reed Smith LLP Previous Positions: Associate Corporate Counsel, Federated Services Company from 2000 to 2002; Tax Specialist with KPMG LLP from 1999 to 2000.

JoEllen Legg Age: 47 1290 Broadway, Suite 1100 Denver, CO 80203	ASSISTANT SECRETARY Began Serving: March 2009

Principal Occupation: Vice President and Associate Counsel, ALPS Fund Services, Inc., since October 2007

Previous Positions: Senior Counsel, Adelphia Communications Corporation, 2005 to 2007; Associate Counsel, Patton Boggs LLP, 2004 to 2005; Associate Counsel, Fried, Frank, Harris, Shriver &

Jacobson LLP, 1998 to 2004.

Board Review of Advisory Contract

December 31, 2009 (Unaudited)

FEBRUARY 2010

As required by the 1940 Act, the WesMark Funds (“Funds”) Board has reviewed the Funds’ investment advisory contract. The Board’s decision to approve the contract reflects the exercise of its business judgment on whether to continue the existing arrangements. During its review of the contract, the Board considers many factors, among the most material of which are: the Funds’ investment objectives and long term performance; the Adviser’s management philosophy, personnel, and processes; the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry; comparable fees for similar funds in the mutual fund industry; the range and quality of services provided to the Funds and its shareholders by the WesBanco organization in addition to investment advisory services; and a Fund’s relationship to other funds in the WesMark Family of Funds.

In assessing the Adviser’s performance of its obligations, the Board also considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruptions of the Funds’ operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognizes that most shareholders have invested in the Funds on the strength of the Adviser’s industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Funds. Thus, the Board’s “selection” or approval of the Adviser must reflect the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Funds.

The Board also considers the compensation and benefits received by the Adviser. This includes fees received for services, such as custody and shareholder servicing, provided to the Funds by other entities in the WesBanco organization and research services received by the Adviser from brokers that execute fund trades, as well as advisory fees. In this regard, the Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an Adviser’s fiduciary duty with respect to its receipt of compensation: the nature and quality of the services provided by the Adviser, including the performance of a Fund; the Adviser’s cost of providing the services; the extent to which the Adviser may realize “economies of scale” as a Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser’s relationship with a Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the Adviser’s service and fee. The Funds’ Board is aware of these factors and is guided by them in its review of the Funds’ advisory contract to the extent they are appropriate and relevant, as discussed further below.

The Board considers and weighs these circumstances, and in this regard, the Board requests and receives a significant amount of detailed information about the Funds and the WesBanco organization. WesBanco provides much of this information at each regular meeting of the Board, and furnishes additional reports in connection with the particular meeting at which the Board’s formal review of the advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: the Adviser’s investment philosophy, personnel, and processes; a Fund’s short- and long-term performance (in absolute terms both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; a Fund’s expenses (including the advisory fee itself and the overall expense structure of a Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading a Fund’s portfolio securities; the nature and extent of the advisory and other services provided to a Fund by the Adviser and its affiliates; compliance and audit reports concerning the Funds and the WesBanco companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or WesBanco are responding to them. The evaluation process is evolutionary, reflecting continually developing considerations. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund’s performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focuses on comparisons with other similar mutual funds (rather than non-mutual fund products or services) because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund’s ability to deliver competitive performance when compared to its peer group may be a useful indicator of how the Adviser is executing on the Fund’s investment program, which would in turn assist the Board in reaching a conclusion that the nature, extent, and quality of the Adviser’s investment management services are such as to warrant continuation of the advisory contract. Because the Funds are the only advisory clients of the Adviser, the Board did not consider fees charged to other institutional accounts to be a relevant consideration in evaluating the advisory fees charged by the Adviser to the Funds.

For the one year and three year periods ended December 31, 2009, the performance of the WesMark Small Company Growth Fund, WesMark Growth Fund and WesMark Government Fund were above the median of the relevant peer groups. The WesMark Balanced Fund’s performance for the one year period ended December 31, 2009 was below the median of a relevant peer group but for the three year period ended December 31, 2009 was above the median for the same peer group.  The WesMark West Virginia Municipal Bond Fund’s performance for the one-year and three-year periods ended December 31, 2009 was below the median of a relevant peer group. However, the Board also noted that the WesMark West Virginia Municipal Bond Fund’s performance as compared to other West Virginia municipal bond funds was competitive on both a one year and three year basis. Overall the Board concluded that it was very satisfied with the Advisor’s performance in managing the Funds.  The Board will continue to monitor these efforts and performance of the Funds.

The Board also receives financial information about WesBanco, including reports on the compensation and benefits WesBanco derives from its relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees received by WesBanco’s subsidiaries for providing other services to the Funds under separate contracts.  Such fees included fees for serving as the Funds’ custodian and fees related to the provision of shareholder services.  The reports also discuss any indirect benefit WesBanco may derive from its receipt of research services from brokers who execute fund trades. Although the Board considered the profitability of Wesbanco on a fund-by-fund basis, in the Board’s view, the cost of performing advisory services on a fund-specific basis is both difficult to estimate satisfactorily and a relatively minor consideration in its overall evaluation. The Board therefore determined that the profitability analysis was of limited value.

During the fiscal year ended December 31, 2009, the investment advisory fee after waivers and expense reimbursements for the WesMark Growth Fund, WesMark Balanced Fund, WesMark Government Bond Fund, WesMark Small Company Growth Fund and WesMark West Virginia Municipal Bond Fund were above the median for the relevant peer group. The Board reviewed the fees and other expenses of the Funds with the Advisor and was satisfied that the overall expense structure of the Funds remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Funds. The Board also considered the Adviser’s agreement to contractually waive a portion of its investment advisory fee for the WesMark West Virginia Municipal Bond Fund during its current fiscal year. For the year ended December 31, 2009, the Board concluded that the nature, quality and scope of services provided the funds by the Adviser and its affiliates were satisfactory.

The Board also considered whether “economies of scale” may exist and whether the Funds benefit from any such economies. The Board noted that each of the Funds is of relatively small size relative to its peers. Under these circumstances, the Board concluded there were no meaningful “economies of scale” enjoyed by the adviser in managing the Funds.

The Board based its decision to renew the advisory contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above are relevant to every Fund, nor does the Board consider any one of them to be determinative. With respect to the factors that are relevant, the Board’s decision to approve the contract reflects its determination that WesBanco’s performance and actions provide a satisfactory basis to support the decision to continue the existing arrangements. Because the totality of circumstances includes considering the relationship of each Fund to the WesBanco family of Funds, the Board does not approach consideration of every Fund’s advisory contract as if that were the only fund offered by the Adviser.

Glossary of Terms

December 31, 2009 (Unaudited)

Basis points - A unit that is equal to 1/100th of 1%, and is used to denote the change in a financial instrument.

Duration - Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

inVestMent ratings:

Standard & Poor’s Long-Term Debt Rating Definitions

AAA—Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA—Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A—Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB—Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB—Debt rated BB has less near-term, vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B—Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC—Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-rating.

CC—The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating.

C—The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

Moody’s Investors Service Long-Term Bond Rating Definitions

AAA—Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt edged. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA—Bonds which are rated AA are judged to be of high quality by all standards. Together with the AAA group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in AAA securities.

A—Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA—Bonds which are rated BAA are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA—Bonds which are BA are judged to have speculative elements; their future cannot be considered as well assured. Of ten the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA—Bonds which are rated CAA are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA—Bonds which are rated CA represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C—Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Additional Information

December 31, 2009 (Unaudited)

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the funds’ prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in a Fund’s portfolio is available, without charge and upon request, by calling 1-800-864-1013. A report on “Form N-PX” of how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available without charge and upon re-quest by calling the Funds toll-free at 1-800-864-1013. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are also available on the SEC’s website at http://www.sec.gov; and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-SEC-0330 for information on the operation of the Public Reference Room). You may also access this information on the WesMark Funds website at www.wesmarkfunds.com by clicking on “Quarterly Reports”, then selecting the name of the Fund.

Notes

December 31, 2009

Notes

December 31, 2009

Small Company Growth Fund » Cusip 951025501

Growth Fund » Cusip 951025204

Balanced Fund » Cusip 951025303

Government Bond Fund » Cusip 951025402

West Virginia Municipal Bond Fund » Cusip 951025105

WesBanco Investment Department, Investment Adviser	ALPS Distributors, Inc., Distributor
A Division of WesBanco Bank, Inc.	WMK000172 8/31/10

Item 2.  Code of Ethics.

(a)           As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer.

(b)           Not applicable.

(c)           Not applicable to registrant.

(d)           Not applicable to registrant.

(e)           Not applicable to registrant.

(f)(3)       The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics.  To request a copy of the code of ethics, contact the registrant at 1-800- 864-1013.

Item 3.  Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the following member of the Board’s Audit Committee is an “audit committee financial expert,” and is “independent,” for purposes of this Item:  Lawrence E. Bandi.

Item 4.  Principal Accountant Fees and Services.

Effective March 17, 2009, the registrant’s Board of Trustees approved changing the fiscal year-end of the registrant from January 31 to December 31.  The period ended December 31, 2009, as presented below, represents February 1, 2009 through December 31, 2009.

(a)           Audit Fees.  The aggregate fees billed for the fiscal years ended January 31, 2008, January 31, 2009 and for the period ended December 31, 2009 for professional services rendered by the principal accountant for the audit of the registrant’s annual financial services or services that are annually provided by the accountant in connection with statutory and regulatory filings or engagements were $93,600, $98,300 and $98,300, respectively.

(b)           Audit-Related Fees.  The aggregate fees billed in each of the fiscal years ended January 31, 2008, January 31, 2009 and for the period ended December 31, 2009 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0, $0 and $0, respectively.

(c)           Tax Fees.  The aggregate fees billed in each of the fiscal years ended January 31, 2008, January 31, 2009 and for the period ended December 31, 2009 for professional services rendered by the principal accountant for tax compliance, tax advise and tax planning were $0, $0 and $0, respectively.

(d)           All Other Fees.  The aggregate fees billed in each of the fiscal years ended January 31, 2008, January 31, 2009 and for the period ended December 31, 2009 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0, $0 and $0, respectively.

(e)(1)      Audit Committee Policies Regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence.  Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee.  Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee.  The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.  The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services.  The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations.  The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman.  The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting.  The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit Services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee.  The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide.  The Audit Committee has pre-approved certain Audit Services, all other Audit Services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-Related Services are assurance and related services that are reasonably related to the performance of the audit or review of the registrant’s financial statements or that are traditionally performed by the independent auditor.  The Audit Committee believes that the provision of Audit-Related Services does not impair the independence of the auditor, and has pre-approved certain Audit-Related Services, all other Audit-Related Services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax Services to the registrant such as tax compliance, tax planning and tax advice without impairing the auditor’s independence.  However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Audit Committee has pre-approved certain Tax Services, all Tax Services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)          The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)          Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant  at the time of the engagement to be non-audit services; and

(3)          Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee.  Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2)      No services described in paragraphs (b) through (d) of this Item were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            Not applicable to registrant.

(g)           Non-Audit Fees.  The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the fiscal years of the registrant ended January 31, 2008, January 31, 2009 and for the period ended December 31, 2009 were $0, $0 and $0, respectively.

(h)           The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to registrant.

Item 6.  Investments.

The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

No changes to report.

Item 11.  Controls and Procedures.

(a)                                   The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(c))), are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Investment Company Act of 1940, as amended, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b)                                  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)                    Not applicable.

(a)(2)                    The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex.99.Cert.

(a)(3)                    Not applicable.

(b)                                 A certification of the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex.99.906.Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	WesMark Funds

By	/s/ Jerome B. Schmitt
Jerome B. Schmitt President and Chief Executive Officer (Principal Executive Officer)

Date	March 8, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Jerome B. Schmitt
Jerome B. Schmitt President and Chief Executive Officer (Principal Executive Officer)

Date	March 8, 2010

By	/s/ David B. Ellwood
David B. Ellwood Vice President, Treasurer and Chief Financial Officer (Principal Financial Officer)

Date	March 8, 2010